EXECUTION COPY





          -----------------------------------------------------------------



                              AMENDED AND RESTATED
                               PURCHASE AGREEMENT


                                     between


                          LEXMARK INTERNATIONAL, INC.,

                                 as Originator,


                                       and


                        LEXMARK RECEIVABLES CORPORATION,

                                    as Buyer,








                           Dated as of March 31, 1998



          -----------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page


                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1. Certain Defined Terms ..........................................  1
SECTION 1.2. Interpretation and Construction ................................ 12

                                   ARTICLE II

                        SALES AND TRANSFERS; SETTLEMENTS

SECTION 2.1. General Terms .................................................. 13
SECTION 2.2. Purchase and Sale .............................................. 13
SECTION 2.3. Transfers and Assignments ...................................... 14
SECTION 2.4. Protection of Ownership of the Buyer ........................... 16
SECTION 2.5. Mandatory Repurchase Under Certain Circumstances ............... 16
SECTION 2.6. Transfers by Buyer ............................................. 16
SECTION 2.7. Payment Procedures ............................................. 17

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

SECTION 3.1. General Representations and Warranties of the Originator ....... 18
SECTION 3.2. Representations and Warranties of the Originator With Respect to
              Each Sale of Receivables ...................................... 22

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

SECTION 4.1. Conditions to Closing .........................................  23
SECTION 4.2. Conditions to Purchases .......................................  25
SECTION 4.3. Effect of Payment of Purchase Price ...........................  25
SECTION 4.4. Condition to Effectiveness ....................................  25

                                    ARTICLE V

                                    COVENANTS

SECTION 5.1. Affirmative Covenants of the Originator ........................ 26
SECTION 5.2. Negative Covenants of the Originator ........................... 31

                                   ARTICLE VI

                               TERMINATION EVENTS

SECTION 6.1. Term  .......................................................... 32
SECTION 6.2. Effect of Termination .......................................... 33

                                   ARTICLE VII

                                  MISCELLANEOUS

SECTION 7.1. Expenses ....................................................... 33
SECTION 7.2. Indemnity for Taxes, Reserves and Expenses ..................... 33
SECTION 7.3. Indemnity ...................................................... 35
SECTION 7.4. Holidays ....................................................... 37
SECTION 7.5. Records ........................................................ 37
SECTION 7.6. Amendments and Waivers ......................................... 37
SECTION 7.7. Term of Agreement .............................................. 37
SECTION 7.8. No Implied Waiver; Cumulative Remedies ......................... 37
SECTION 7.9. No Discharge ................................................... 37
SECTION 7.10. Notices ....................................................... 38
SECTION 7.11. Severability .................................................. 38
SECTION 7.12. Governing Law; Submission to Jurisdiction ..................... 38
SECTION 7.13. Prior Understandings .......................................... 38
SECTION 7.14. Survival ...................................................... 38
SECTION 7.15. Counterparts .................................................. 39
SECTION 7.16. Set-Off ....................................................... 39
SECTION 7.17. Successors and Assigns ........................................ 39
SECTION 7.18. Confidentiality ............................................... 39
SECTION 7.19. Payments Set Aside ............................................ 40
SECTION 7.20. No Petition ................................................... 40
SECTION 7.21. Third-Party Beneficiary ....................................... 40


Exhibit A                [Reserved]
Exhibit B                Schedule of Litigation
Exhibit C                Schedule of Names and Locations of Offices and Records
Exhibit D                Form of Compliance Certificate
Exhibit E                [Reserved]
Exhibit F                Credit and Collection Policy
Exhibit G                Form of Subordinated Note
Exhibit H                Material Adverse Changes
Exhibit I                Forms of Officers' Certificate
Exhibit J                Description of Qualifying Receivables
Exhibit K                Officer's Certificate Pursuant to Section 4.1(j)
Schedule 1               Schedule of Receivables

                              AMENDED AND RESTATED
                               PURCHASE AGREEMENT

                  This AMENDED AND RESTATED PURCHASE AGREEMENT, dated as of March 31, 1998 (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), made by and between Lexmark International,
                         ---------
Inc., a Delaware  corporation,  as  originator  (the  "Originator")  and Lexmark
                                                       ----------
Receivables Corporation, a Delaware corporation, as buyer (the "Buyer").
                                                                -----


                                R E C I T A L S:
                                - - - - - - - -

                  WHEREAS, on April 15, 1997, the Originator and the Buyer entered into a Purchase Agreement dated as of March 31, 1997 (as amended by First Amendment dated as of March 5, 1998, the "Original Purchase Agreement") providing for the sale from time to time by the Originator to the Buyer of all of Originator's trade and/or retail or consumer receivables resulting from the sale of goods or services by the Originator to its customers, subject to the terms and conditions of this Agreement.

                  WHEREAS, the originator and the Buyer desire to amend the Original Purchase Agreement in order to reflect certain terms of a Credit Agreement (hereinafter defined) entered into by the Originator as of January 27, 1998 and to contain certain provisions necessitated by changes in financial accounting standards.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and sufficient consideration, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.1.  Certain Defined Terms.
                                --------------------- As used in this Agreement,
the following capitalized terms shall have the following meanings:

                  "Administrative   Agent"
                   ----------------------   shall  mean  Morgan  Guaranty  Trust
Company of New York, a New York banking corporation, and its successors and assigns.

                  "Affiliate"
                   --------- shall mean, with respect to a Person, any other Person which directly or indirectly controls, is controlled by or is under common control with, such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Attributable  Debt"
                   ------------------ shall mean, for any Person, in respect of a Sale/Leaseback Transaction, as at the time of determination, the present value (discounted at the interest rate assumed in making calculations in accordance with FAS 13) of the total obligations of such Person, as seller/lessee, for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended).

                  "Business  Day"
                   ------------- shall mean any day other than a Saturday, Sunday, public holiday under the Laws of the State of Delaware or the State of New York or any other day on which banking institutions are authorized or obligated to close in the State of Delaware or the State of New York.

                  "Capital  Lease  Obligations"
                   ---------------------------   of any  Person  shall  mean the
obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Chief  Executive  Office"
                   ------------------------ shall mean, with respect to the Originator, the place where the Originator is located, within the meaning of
Section 9-103(3)(d), or any analogous provision, of the UCC, in effect in the jurisdiction whose Law governs the perfection of the Buyer's ownership interests in any Receivables.

                  "Closing Date"
                   ------------ shall mean April 15, 1997.

                  "Collections"
                   -----------  shall mean,  for any Receivable as of any date,
(i) the sum of all amounts, whether in the form of wire transfer, cash, checks, drafts, or other instruments, received by the Originator or the Servicer in a Permitted Lockbox or otherwise in payment of, or applied to, any amount owed by an Obligor on account of such Receivable on or before such date, including, without limitation, all amounts received on account of such Receivable, and all other fees and charges, (ii) cash proceeds of Related Security with respect to such Receivable and (iii) all amounts deemed to have been received by the Originator or the Servicer as a Collection.

                  "Consolidated  Subsidiaries"
                   --------------------------  shall  mean with  respect to any
Person, at any date, any one or more Subsidiaries of such Person the accounts of which would be consolidated with those of such Person in its consolidated statements if such statements were prepared as of such date.

                  "Contract"
                   -------- shall mean, with respect to any Receivable, a binding contract (including a binding invoice) between the Originator and an Obligor which gives rise to a (i) short-term trade receivable with a maturity of not greater than one year, (ii) a short-term retail or consumer receivable with a maturity of not greater than one year, in each case arising from the sale by the Originator of goods or services in the ordinary course of the Originator's business, or (iii) a receivable arising in connection with the sale to IBM Credit Corporation or to another similar institution providing credit to such Obligor (provided such institution satisfies any of the definitions of Group A Obligor, Group B Obligor, Group C Obligor or Group D Obligor) of the original indebtedness incurred by an Obligor to the Originator in connection with such a sale of goods or the rendering of such services.

                  "Credit  Agreement"
                   ----------------- shall mean the Credit Agreement, dated as of January 27, 1998, among Lexmark International Group, Inc., as Parent Guarantor, Lexmark International, Inc., as Borrower, the Lenders party thereto, Fleet National Bank, as Documentation Agent, Morgan Guaranty Trust Company of New York, as Syndication Agent and The Chase Manhattan Bank, as Administrative Agent.

                  "Credit and  Collection  Policy"
                   ------------------------------  shall mean the  Originator's credit, collection enforcement and other policies and practices relating to Contracts and Receivables existing on the date hereof and as set forth on Exhibit F hereto, as the same may be modified from time to time in compliance with Section 5.2(e) hereof.

                  "Debt"
                   ---- of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services, (e) all Debt of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Debt secured thereby has been assumed, (f) all Guarantees by such Person of Debt of others, (g) all Capital Lease Obligations and Attributable Debt of such Person and (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit or similar instruments; provided that (a)neither trade accounts payable or accrued
                      --------
liabilities in respect of accrued expenses, in either case arising in the ordinary course of business, nor obligations in respect of insurance policies or performance or surety bonds which are not themselves Guarantees of Debt (nor bills of exchange, drafts, acceptances or similar instruments evidencing the same nor reimbursement obligations that are contingent or that have been fixed for not more than three Business Days in respect of letters of credit or other similar undertakings supporting the payment of the same) shall constitute Debt,
(b) any cash advances pursuant to any Permitted Receivables Financing shall not constitute Debt, (c) any sale, transfer or other disposition of accounts receivable that, under GAAP as in effect on the date of such sale, transfer or disposition, is or shall be treated as a sale of such accounts receivable, shall not constitute Debt and (d) in determining the amount of any Debt, Guarantees of such Debt shall not be taken into account to the extent the Debt Guaranteed is itself taken into account. References in this Agreement to the amount of any Debt shall not include accrued interest or fees in respect of such Debt, except to the extent that such interest or fees has been capitalized.

                  "Dilution  Factors"
                   ----------------- shall mean credits, cancellations, cash discounts, warranties, allowances, Disputes, rebates, charge backs, returned or repossessed goods, and other allowances, adjustments and deductions (including, without limitation, any special or other discounts or any reconciliations caused by price protection agreements or otherwise, but excluding any deductions for reasons of the financial condition of an Obligor) that are given to an Obligor in accordance with the Credit and Collection Policy.

                  "Dispute"
                   ------- shall mean any dispute, deduction, claim, offset, defense, counterclaim, set-off or obligation of any kind, contingent or otherwise, relating to a Receivable, including, without limitation, any dispute relating to goods or services already paid for.

                  "Dollars" or "$" shall mean the lawful currency of the United
                   -------      -
States of America.

                  "Effectiveness Date"
                   ------------------  shall mean April 14, 1998.

                  "ERISA"
                   ----- shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto, and the regulations promulgated and rulings issued thereunder.

                  "ERISA  Affiliate"
                   ---------------- shall mean any corporation or person which is a member of any group of organizations (i) described in Section 414(b) or (c) of the Internal Revenue Code of which the Originator is a member, or (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and
Section  412(c)(11)  of the Internal  Revenue  Code and the lien  created  under
Section 302(f) of ERISA and Section 412(n) of the Internal Revenue Code, described in Section 414(m) or (o) of the Internal Revenue Code of which the Originator is a member.

                  "Event of Bankruptcy"
                   -------------------   shall mean, for any Person:

                  (a) that such Person shall admit in writing its inability to pay its debts as they become due or shall generally be unable to pay its Debts as they become due; or

                  (b) a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or for any substantial part of its property, or for the winding-up or liquidation of its affairs; or

                  (c) the commencement by such Person of a voluntary case under any applicable bankruptcy, liquidation, insolvency or other similar Law now or hereafter in effect, or such Person's consent to the entry of an order for relief in an involuntary case under any such Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or for any substantial part of its property, or any general assignment for the benefit of creditors; or

                  (d) if such Person is a corporation, such Person, or (if such Person is not an Obligor) any Subsidiary of such Person, shall take any corporate action in furtherance of any of the actions set forth in the preceding clause (a), (b) or (c).

                  "Event of  Termination"
                   --------------------- shall mean (i) with respect to any Plan, a reportable event, as defined in Section 4043(b) of ERISA, as to which the PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, or
(ii) the withdrawal of the Originator or any ERISA Affiliate from a Plan during a plan year in which it is a substantial employer, as defined in Section 4001(a)(2) of ERISA, or (iii) the failure by the Originator or any ERISA Affiliate to meet the minimum funding standard of Section 412 of the Internal Revenue Code or Section 302 of ERISA with respect to any Plan, or (iv) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by the Originator or any ERISA Affiliate to terminate any Plan, or (v) the adoption of an amendment to any Plan that pursuant to
Section 401(a)(29) of the Internal Revenue Code or Section 307 of ERISA would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Originator or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections, or (vi) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or
(vii) the receipt by the Originator or any ERISA Affiliate of a notice from a Multiemployer Plan that action of the type described in the previous clause (vi) has been taken by the PBGC with respect to such Multiemployer Plan, or (viii) the complete or partial withdrawal from a Multiemployer Plan by the Originator or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default), or (ix) the receipt by the Originator or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA, or (x) any event or circumstance exists which may reasonably be expected to constitute grounds for the Originator or any ERISA Affiliate to incur liability under Section 4069 or Section 4212(c) of ERISA or under Sections 412(c)(11) or 412(n) of the Internal Revenue Code with respect to any Plan.

                  "Expense   and   Tax-Sharing   Agreement"
                   ---------------------------------------   shall   mean   the
Administrative and Office Support Services, and Tax Allocation Agreement dated as of March 31, 1997, between the Originator and the Buyer.

                  "Expiration  Date"
                   ----------------   shall mean the  earlier of (i) the date of
termination of the Receivables Purchase Agreement and (ii) the day on which a Termination Event occurs.

                  "Facility Documents"
                   ------------------ shall mean collectively, this Agreement, the Receivables Purchase Agreement, the Expense and Tax-Sharing Agreement, the Subordinated Note and such other agreements, documents and instruments delivered by Originator in connection with the transactions contemplated by this Agreement and pursuant hereto or in connection therewith.

                  "GAAP"
                   ---- shall mean generally accepted accounting principles in the United States of America, applied on a consistent basis and applied to both classification of items and amounts, and shall include, without limitation, the official interpretations thereof by the Financial Accounting Standards Board, its predecessors and successors.

                  "Governmental   Authority"
                   ------------------------   shall  mean  any   government  or
political  subdivision  or  any  agency,   authority,   bureau,   central  bank,
commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                  "Government  Obligor"
                   ------------------- shall mean an Obligor that is the United States of America, any State thereof, or an agency, department, instrumentality or political subdivision of the United States of America or of any State thereof.

                  "Guarantee"
                   ---------  of or by any Person (the  "guarantor")
                                                         ---------  shall mean
any obligation, contingent or otherwise, of the guarantor guaranteeing any Debt or other obligation of any other Person (the "primary obligor") in any manner,
                                               ----------------
whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Debt or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such

Debt or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

                  "IBM  Receivable"
                   --------------- shall mean any Receivable the Obligor of which is IBM Credit Corporation or any Subsidiary or Affiliate thereof that maintains a senior unsecured long-term debt rating from S&P and Moody's which is equal to or higher than such ratings for IBM.

                  "Indemnified  Parties"
                   -------------------- shall have the meaning ascribed to such term in Section 7.2 hereof.

                  "Initial  Purchase"
                   ----------------- shall mean the Purchase made on the date hereof pursuant to Section 2.1 hereof.

                  "Initial  Purchase  Date"
                   -----------------------   shall  mean the  date  the  Initial
Purchase is made pursuant to Section 2.1 hereof.

                  "Internal  Revenue Code"
                   ---------------------- shall mean the Internal Revenue code of 1986, as amended from time to time and any successor thereto, and the regulations promulgated and rulings issued thereunder.

                  "Law"
                   --- shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.

                  "Lien"
                   ----   shall mean,  with  respect to any asset of any Person,
(a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing, but excluding operating leases) relating to such asset, (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities and (d) any comparable or equivalent rights or encumbrances under the laws of foreign jurisdictions; provided, that neither the licensing of any intellectual property right nor the holding of any such right subject to any retained right of any licensor or transferor thereof to use or license the same shall, alone, constitute a Lien on any such right.

                  "Lockbox  Account"
                   ---------------- shall have the meaning ascribed thereto in the Receivables Purchase Agreement.

                  "Lockbox  Servicing   Instructions"
                   ---------------------------------   shall  have  the  meaning
ascribed thereto in the Receivables Purchase Agreement.

                  "Multiemployer  Plan"
                   ------------------- shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the

Originator or any ERISA Affiliate on behalf of its employees and which is covered by Title IV of ERISA.

                  "Notice of Termination Event"
                   --------------------------- shall have the meaning set forth in Section 5.1(a) hereof.

                  "Obligor"
                   ------- shall mean, for any Receivable, (i) each and every Person who purchased goods or services on credit under a Contract and who is obligated to make payments to the Originator pursuant to such Contract and (ii) IBM Credit Corporation.

                  "Office"
                   ------ shall mean, when used in connection with the Buyer or the Originator, their respective offices as set forth on the signature pages hereto, or at such other office or offices of the Buyer or the Originator or branch, Subsidiary or Affiliate of either thereof as may be designated in writing from time to time by the Buyer or the Originator to the Buyer or the Originator, as appropriate.

                  "Outstanding  Balance"
                   -------------------- of any Receivable shall mean, at any time, the then outstanding amount thereof.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any
                   ----
entity succeeding to any or all of its functions under ERISA.

                  "Permitted  Lien"
                   --------------- shall mean (i) a Lien imposed by any Governmental Authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Originator in accordance with GAAP, or (ii) a carriers', warehousemen's, mechanics' or other like Lien arising in the ordinary course of business for amounts that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings and for payment of which the Originator has adequately bonded or provided adequate reserves on its books in accordance with GAAP or (iii) a Lien arising out of a judgment or award against the Originator with respect to which a stay of execution has been obtained pending appeal or other proceeding for review and for the payment of which the Originator has adequately bonded or provided adequate reserves in accordance with GAAP.

                  "Permitted  Receivables Financing"
                   --------------------------------  shall mean, for any Person, any program for the transfer without recourse (other than customary limited recourse) by such Person or any of its Subsidiaries to any buyer, purchaser or lender of interests in accounts receivable, so long as (a) such program is intended by the parties thereto to be treated (whether or not such treatment is ultimately disallowed) as an "off balance sheet" transaction and (b) the aggregate outstanding amount of receivables transferred by such Person and its Subsidiaries pursuant to such program shall not exceed $250,000,000 at any time. This Purchase Agreement shall constitute a Permitted Receivables Financing of the Originator.

                  "Permitted Lockbox"
                   ----------------- shall have the meaning ascribed thereto in the Receivables Purchase Agreement.

                  "Permitted  Lockbox  Bank"
                   ------------------------   shall  have the  meaning  ascribed
thereto in the Receivables Purchase Agreement.

                  "Person"
                   ------ shall mean an individual, corporation, partnership (general or limited), trust, business trust, unincorporated association, joint venture, joint-stock company, Governmental Authority or any other entity of whatever nature.

                  "Plan"
                   ---- means any employee benefit or other plan which is or was at any time during the current year or immediately preceding five years established or maintained by the Originator or any ERISA Affiliate and which is covered by Title IV of ERISA, other than a Multiemployer Plan.

                  "Potential Termination Event"
                   --------------------------- shall mean an event or condition which with the giving of notice, the passage of time or any combination of the foregoing, would constitute a Termination Event.

                  "Principal  Balance"
                   ------------------ of a Receivable, as of the close of business on the last day of a calendar month, means the original principal amount owed by the Obligor and financed by the Originator, minus the sum of (i)
                                                            -----
that portion of all amounts paid by or on behalf of the related Obligor allocable to principal, (ii) any payments made by the Originator and allocable to principal pursuant to a deemed Collection under Section 2.7, and (iii) any payment of the Repurchase Amount with respect to the Receivable allocable to principal (but only where the application of such Repurchase Amount does not result in the full repurchase of such Receivable by the Originator), in each case, prior to such date.

                  "Proceeds"
                   -------- shall mean "proceeds" as defined in Section 9-306(1) of the Uniform Commercial Code as in effect in the State of New York and the jurisdiction whose Law governs the perfection of the Buyer's ownership interests therein.

                  "Purchase"
                   --------   means a purchase of Receivables,  Related Security
with respect to such Receivables, and rights to Collections with respect thereto by the Buyer from the Originator pursuant to Sections 2.1 and 2.2 hereof.

                  "Purchase   Date"
                   ---------------    means  the  Initial   Purchase   Date  and
thereafter, each Business Day on which a Purchase is made.

                  "Purchase Price"
                   -------------- shall have the meaning specified in Section 2.2(c).

                  "Purchased  Assets"
                   ----------------- shall mean, at any time, the Originator's undivided ownership interest in (i) each and every Receivable purchased hereunder, (ii) all Related Security with respect to each such Receivable, (iii) all Collections, including all cash collections and other cash proceeds, with respect thereto, and (iv) all cash and non-cash Proceeds of the foregoing.

                  "Receivable"
                   ---------- shall mean, all indebtedness owed to the Originator by any Obligor, (without giving effect to any purchase hereunder by the Buyer at any time) under a Contract, whether or not constituting an account, a general intangible, chattel paper or an instrument, whether now existing or hereafter arising and wherever located, arising in connection with

         (a) the sale of goods or the rendering of services in the ordinary course of business by the Originator

                  or

         (b) the sale to IBM Credit Corporation or to another similar institution providing credit to such Obligor (provided such institution satisfies any of the definitions of Group A Obligor, Group B Obligor, Group C Obligor or Group D Obligor) of the original indebtedness incurred by an Obligor to the Originator in connection with such sale of goods or the rendering of such services, and satisfying the description set forth on Exhibit J hereto, and including all moneys due and to become due under such Contract and other obligations of such Obligor with respect thereto, but excluding any amount of sales tax, excise tax or other similar tax or charge incurred in connection with the sale of the goods or services which gave rise to such indebtedness. Notwithstanding the foregoing, once a Receivable has been deemed collected pursuant to Section 2.7(b) hereof and the Originator has complied with its obligations in respect of such deemed Collection set forth in Section 2.7(c) hereof, it shall no longer constitute a Receivable hereunder. Nothing in this Agreement shall be deemed to prohibit any such simultaneous assignment or sale to IBM Credit Corporation or another similar institution providing credit to such Obligor (provided such institution, as an Obligor, satisfies any of the definitions of Group A Obligor, Group B Obligor, Group C Obligor or Group D Obligor) provided that such assignment or sale gives rise to a Receivable hereunder the Obligor of which is IBM Credit Corporation or to such other similar institution.

                  "Receivables  Purchase  Agreement"
                   --------------------------------   shall  mean  that  certain
Amended and Restated Receivables Purchase Agreement, dated as of the date hereof, by and among Lexmark Receivables Corporation, as Seller, Lexmark

International, Inc., in its individual capacity and as Servicer, Delaware Funding Corporation, a Delaware Corporation, as Buyer, and Morgan Guaranty Trust Company of New York, a banking corporation organized under the laws of the State of New York, as Administrative Agent, as the same may be amended, modified or supplemented and as in effect from time to time.

                  "Records"
                   ------- shall mean correspondence, memoranda, computer programs, tapes, discs, papers, books or other documents or transcribed information of any type whether expressed in ordinary or machine-readable language.

                  "Related Security"
                   ----------------  shall mean with respect to any Receivable:

                  (a) all of the Originator's interest, if any, in the goods, merchandise (including returned merchandise) or equipment, if any, the sale of which by Originator gave rise to such Receivable;

                  (b) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable;

                  (c) all guarantees, insurance or other agreements or arrangements of any kind from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise;

                  (d) all Records relating to, and all service contracts and any other contracts associated with, such Receivable or the Contracts or the Obligors relating thereto;

                  (e)  all proceeds of the foregoing.

                  "Relevant  UCC"
                   ------------- shall mean the Uniform Commercial Code as in effect from time to time in Kentucky or any other applicable jurisdictions.

                  "Repurchase   Amount"
                   ------------------- shall mean an amount equal to the aggregate Principal Balance of the Receivables to be repurchased on the repurchase date.

                  "Responsible  Officer"
                   -------------------- shall mean, with respect to any Person, the chief executive officer, chief financial officer, the treasurer, the Treasury Financial Analyst, the Cash Manager, any vice president or any assistant treasurer of such Person or controller of such Person.

                  "Sale/Leaseback  Transaction"
                   --------------------------- shall mean any arrangement with any other Person (the "buyer/lessor") providing for the leasing by the seller/lessee of real or personal property which has been or is to be sold or transferred by the seller/lessee to the buyer/lessor or to any other Person to whom funds have been or are to be advanced by the buyer/lessor on the security of such property or rental obligations of the seller/lessee.

                  "Servicer"
                   -------- shall mean, initially, the Originator, and, upon execution thereof, the Servicer designated pursuant to the Receivables Purchase Agreement or any successor Servicer designated pursuant to a Servicing Agreement.

                  "Servicing  Agreement"
                   -------------------- shall mean any agreement between the Buyer and any Person which contains provisions concerning the servicing of the Receivables substantially similar to the servicing provisions contained in the Receivables Purchase Agreement, pursuant to which such Person performs servicing functions for the Receivables that constitute Purchased Assets, and all agreements, instruments and documents attached thereto or delivered in connection therewith, as any of the same may from time to time be amended, supplemented or otherwise modified.

                  "Subordinated Loan"
                   -----------------  shall have the meaning specified in
Section 2.2(d) hereof.

                  "Subordinated Note"
                   -----------------  shall have the meaning specified in
Section 2.2(d) hereof.

                  "Subsidiary"
                   ---------- shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Originator.

                  "Termination Date"
                   ----------------  shall have the meaning set forth in Section
 6.1 hereof.

                  "UCC"
                   --- shall mean, with respect to any jurisdiction, the Uniform Commercial Code, or any successor statute, or any comparable law, as the same may from time to time be amended, supplemented or otherwise modified and in effect in such jurisdiction.

                  SECTION 1.2. Interpretation and Construction . --------------------------------- Unless the
context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole. References in this Agreement to "determination", "determine" and "determined" by the Buyer shall be conclusive absent manifest error and include good faith estimates by the Buyer (in the case of quantitative determinations), and the good faith belief of the Buyer (in the case of qualitative determinations). The words "hereof", "herein", "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means
"from and including" and the words "to" and "until" each means "to but excluding." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation hereof in any respect. Section, subsection and exhibit references are to this Agreement unless otherwise specified. As used in this Agreement, the masculine, feminine or neuter gender shall each be deemed to include the others whenever the context so indicates. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms not otherwise defined herein which are defined in the UCC as in effect in the State of New York on the date hereof shall have the respective meanings ascribed to such terms therein unless the context otherwise clearly requires.

                                   ARTICLE II

                        SALES AND TRANSFERS; SETTLEMENTS

                  SECTION  2.1.  General  Terms .
                                 --------------   On the  terms  and  conditions
hereinafter set forth, on each Purchase Date from the date the conditions precedent to the Initial Purchase in Section 4.1 are satisfied to the Expiration Date under the Receivables Purchase Agreement, the Originator shall sell to the Buyer, without recourse, except as specifically set forth herein, and the Buyer shall purchase, all right, title and interest of the Originator in, to and under all of the Receivables owned by the Originator on such date, along with Related Security with respect to such Receivables and Collections with respect thereto.

                  SECTION  2.2.  Purchase and Sale .
                                 -----------------   (a) The  Originator  hereby
irrevocably sells, sets over, assigns, transfers and conveys to the Buyer and its successors and assigns, and the Buyer hereby accepts, purchases and receives, without recourse, except as specifically set forth herein, all of the Originator's right, title, and interest in and to the Purchased Assets, whether such Purchased Assets are now owned or hereafter created or acquired by the Originator, along with all monies, instruments, securities, documents and other property from time to time on deposit in or credited to the Lockbox Accounts relating to the Purchased Assets.

                  (b) The consideration to the Originator for the Initial Purchase shall be the execution and delivery by the Buyer of the Receivables Purchase Agreement on the date hereof and the making by the Buyer thereunder of the "Initial Purchase" (as defined thereunder). The Initial Purchase hereunder shall be made subject to the satisfaction of the conditions to purchase specified in Section 4.2.

                  (c) The "Purchase Price" for the Purchased Assets which came into existence on or prior to the Closing Date and which are conveyed to the Buyer under this Agreement shall be payable on the Closing Date and shall be an amount equal to 100% of the aggregate Outstanding Balance of the Receivables so conveyed, adjusted to reflect such factors as the Originator and the Buyer mutually agree will result in a Purchase Price determined to approximate the fair market value of such Purchased Assets. Such computation of the initial Purchase Price shall assume no reinvestment in new Purchased Assets. The "Purchase Price" for the Purchased Assets to be conveyed to the Buyer under this Agreement that come into existence after the Closing Date shall be payable on the Purchase Date in an amount equal to 100% of the aggregate Outstanding Balance of the Receivables so conveyed (the "New Purchased Assets"), adjusted to reflect such factors as the Originator and the Buyer mutually agree will result in a Purchase Price determined to approximate the fair market value of such New Purchased Assets.

                  (d) The Purchase Price to be paid by the Buyer on the Closing Date and on each subsequent Purchase Date shall be paid (i) in cash, (ii) with the consent of the Originator and the Buyer, by means of capital contributed by the Originator to the Buyer in the form of a contribution to the capital of the Buyer of the Purchased Assets, and/or (iii) if consented to by the Originator, in its sole discretion, by means of a loan by the Originator to the Buyer (each a "Subordinated Loan" and collectively, the "Subordinated Loans") evidenced by the subordinated note (the "Subordinated Note") in substantially the form attached hereto as Exhibit G. The Originator shall be under no obligation to make any Subordinated Loans to the Buyer. The Subordinated Loans shall be made on a revolving basis from time to time during the term of this Agreement as the Buyer may from time to time request and the Originator shall agree for the sole purpose of purchasing Receivables from the Originator. Interest on and principal of the Subordinated Note shall be payable in the amounts and at the times specified in the Subordinated Note. The Originator shall maintain records of the date and amounts of each Subordinated Loan and payments thereon on the payment grid attached to the Subordinated Note.

                  (e) The sale of the Purchased Assets by the Originator hereunder shall be made without recourse except as specifically provided herein.

                  SECTION  2.3.  Transfers  and  Assignments  .
                                 ---------------------------     (a)  It is  the
intention of the parties hereto that each Purchase made hereunder shall constitute a sale and assignment, which sales and assignments are absolute, irrevocable and without recourse except as specifically provided herein and shall provide the Buyer with the full benefits of ownership of the Receivables and the other related Purchased Assets. In the event that a Purchase is deemed to constitute a pledge rather than a sale and assignment of the aforementioned property, then (i) this Agreement also shall be deemed to be and hereby is a security agreement within the meaning of the UCC and (ii) the Originator does hereby grant to the Buyer a first priority perfected security interest in and to and lien on all of the Originator's right, title and interest in, to and under the Purchased Assets. The Originator and the Buyer shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Receivables, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. The possession by the Buyer or its transferee or agent of notes and such other goods, letters of credit, advises of credit, money, documents, instruments, chattel paper or certificated securities related thereto shall be deemed to be "possession by the secured party" for purposes of perfecting such security interest pursuant to the Relevant UCC (including, without limitation, Section 9-305 thereof). Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of, the Buyer or its transferee for the purpose of perfecting such security interest under the Relevant UCC and other applicable laws. The sale and conveyance hereunder of the Purchased Assets does not constitute an assumption by the Buyer or its successors and assigns of any obligations of the Originator to Obligors or to any other Person in connection with Receivables or under any agreement or instrument relating to the Receivables.

                  (b) In connection with the sale and transfer under Section 2.2(a), the Originator agrees to record and file, at its own expense, financing statements, with respect to the Purchased Assets now existing and hereafter created or acquired, suitable to reflect the transfer of accounts, chattel paper and general intangibles (each as defined in Article 9 of the Relevant UCC) and meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale, transfer and assignment of the Purchased Assets to the Buyer, and to deliver a file-stamped copy of such financing statements or other evidence of such filing satisfactory to the Buyer on or prior to the applicable Purchase Date. Without limiting the foregoing, the Originator shall, upon the request of the Buyer, in order to accurately reflect this transaction, execute and file such additional financing or continuation statements or amendments thereto or assignments thereof (as permitted pursuant to Section 7.6 hereof) as may be reasonably requested by the Buyer.

                  (c) The Originator shall maintain its books and records so that such records that refer to a Receivable shall indicate clearly that the Originator's right, title and interest in such Receivable has been sold to the Buyer and mark its master data processing records with a notation describing the acquisition (or assignment) by, the Buyer of the Purchased Assets, as the Buyer may reasonably request. Indication of the Buyer's interest in a Receivable shall be deleted from or modified on the Originator's records when, and only when, the Receivable shall have been paid in full or the Buyer's interest in such Receivable shall have been repurchased or repaid by the Originator hereunder. In addition, the Originator shall maintain its computer systems so that the Originator's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly that such Receivable has been sold to the Buyer pursuant to this Agreement and that an interest in such Receivable has been transferred and assigned by the Buyer to the Administrative Agent. The Originator agrees to deliver to the Buyer upon request with respect to each Purchase Date an updated list, which may be a computer file or microfiche list, containing a true and complete schedule of all Receivables constituting Purchased Assets, identified by account number and by Principal Balance as of the origination date of each such Receivable. When and if delivered, such file or list shall be marked as the "Receivables Schedule" and as Schedule 1 to this Agreement, shall be delivered to the Buyer as confidential and proprietary, and is hereby incorporated into and made a part of this Agreement.

                  SECTION  2.4.  Protection  of  Ownership  of the  Buyer.
                                 ----------------------------------------   The
Originator agrees that from time to time, at its expense, it shall promptly execute and deliver all additional instruments and documents and take all additional action that the Buyer may reasonably request in order to perfect the interests of the Buyer in and to, or to protect, the Purchased Assets or to enable the Buyer to exercise or enforce any of its rights hereunder. To the fullest extent permitted by applicable Law, the Buyer shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the Originator's signature in such cases where the Originator is obligated hereunder or under the Relevant UCC to sign such statements, amendments or assignments if, after written notice to the Originator, the Originator shall have failed to sign such continuation statements, amendments or assignments within ten (10) Business Days after receipt of such notice from the Buyer. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.

                  SECTION 2.5. Mandatory Repurchase Under Certain Circumstances.
                               ------------------------------------------------
The Originator agrees to repurchase from the Buyer or its assignee each Purchased Asset if at any time the Buyer shall cease to have a perfected ownership interest, or a first priority perfected security interest, in the Receivables, free and clear of any Lien (except for (x) any adverse claim with respect to a Receivable the Obligor of which is a Governmental Obligor, (y) the Lien arising in connection with this Agreement, and (z) any Permitted Liens which are in an aggregate dollar amount that is determined by the Administrative Agent, in its sole discretion, to be de minimis), within five days of notice
                                        -- -------
thereof by the Buyer. The repurchase price shall be paid by the Originator to the Buyer on such fifth day in an amount equal to the Repurchase Amount.

                  SECTION 2.6. Transfers by Buyer .
                               ------------------  The Originator  acknowledges
and  agrees  that (a) the  Buyer  will,  pursuant  to the  Receivables  Purchase

Agreement, sell such of the Purchased Assets as constitute "Receivables" within the meaning set forth in the Receivables Purchase Agreement and assign its rights under this Agreement to the Administrative Agent (for the ratable benefit of the Owners under the Receivables Purchase Agreement), (b) the representations and warranties contained in this Agreement and the rights of the Buyer under this Agreement are intended to benefit the "Buyer" and "Owners" under the Receivables Purchase Agreement and (c) the Buyer shall have the right to appoint a servicer of the Receivables purchased hereunder, and shall appoint a Servicer under the Receivables Purchase Agreement. The Originator hereby consents to all such sales and assignments and to the appointment of a Servicer under the Receivables Purchase Agreement.

                  SECTION 2.7.  Payment Procedures .
                                ------------------

                  (a) If on any day the  Outstanding  Balance of a Receivable is
(w) reduced or canceled as a result of any defective or rejected goods or services, any cash discount or any adjustment by the Originator, or (x) reduced or canceled as a result of a set-off in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or (y) reduced or canceled as a result of any forgiveness of the obligation or of any adjustment by the Originator, or (z) otherwise reduced or canceled as a result of any Dilution Factor with respect to such Receivable, in each of the foregoing cases, for reasons other than the financial condition of the Obligor, the Originator shall be deemed to have received on such day a Collection of such Receivable in the amount of such reduction or cancellation. If on any day any of the representations or warranties in Section 3.2 hereof is no longer true or was not true when made with respect to a Receivable, the Originator shall be deemed to have received on such day a Collection of such Receivable in full.

                  (b) Any Collections deemed to be received by the Originator pursuant to Section 2.7(a) hereof shall be paid by the Originator to the Buyer on the next Business Day or on such other day as specified by the Buyer and the Servicer shall hold or distribute all Collections deemed received pursuant to
Section 2.7(a) hereof to the same extent as if such Collections had actually been received. So long as the Originator shall hold any Collections or deemed Collections required to be paid to the Buyer, it shall hold such Collections in trust for the Buyer.

                  (c) Following the date on which the Buyer shall be deemed to have reconveyed to the Seller any interest it may have in the Receivables (including the Purchased Assets), together with the Related Security and Collections with respect thereto, the Originator shall pay to the Buyer any remaining Collections set aside and held by the Originator pursuant to the first sentence of this Section 2.7, and the Buyer shall execute and deliver to the Originator, at Originator's expense, such documents or instruments as are reasonably necessary to terminate the Buyer's interest in the Receivables, together with the Related Security and Collections with respect thereto.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 3.1.  General  Representations  and  Warranties of the
                                ------------------------------------------------
Originator.
---------- The Originator, in addition to its other representations and warranties contained herein or made pursuant hereto, represented and warranted to the Buyer on and as of the Closing Date and the date of each Purchase prior to the Effectiveness Date, and hereby represents and warrants to the Buyer as of the Effectiveness Date and the date of each subsequent Purchase that:

                  (a)  Organization  and  Qualification.
                       --------------------------------   The  Originator  is  a
corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation. The Originator is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the ownership of its properties or the nature of its activities (including transactions giving rise to Receivables), or both, requires it to be so qualified or, if not so qualified, the failure to so qualify would not have a material adverse effect on its financial condition or results of operations.

                  (b) Authorization.
                      -------------   The Originator has the corporate power and
authority to execute and deliver the Facility Documents, to make the sales provided for herein and to perform its obligations hereunder and thereunder.

                  (c)  Execution and Binding Effect.
                       ----------------------------   Each of this Agreement and
the other Facility Documents has been duly and validly executed and delivered by the Originator and (assuming the due and valid execution and delivery thereof by the other party thereto), constitutes a legal, valid and binding obligation of the Originator enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar Laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity, and will vest absolutely and unconditionally in the Buyer a valid undivided ownership interest in the Receivables purported to be assigned hereby or thereby, subject to no Liens whatsoever (other than (x) the Lien arising in connection with this Agreement and (y) any Permitted Liens). Upon the filing of the necessary financing statements under the UCC as in effect in the jurisdiction whose Law governs the perfection of the Buyer's ownership interests in the Receivables, the Buyer's ownership interests in the Receivables will be perfected under Article Nine of such UCC, prior to and enforceable against all creditors of and purchasers from the Originator and all other Persons whatsoever (other than the Buyer and its successors and assigns and Government Obligors).

                  (d)  Authorizations  and Filings.
                       ---------------------------   No authorization,  consent,
approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Governmental Authority is or will be necessary or, in the opinion of the Originator, advisable in connection with the execution and delivery by the Originator of the Facility Documents, the consummation by the Originator of the transactions herein or therein contemplated or the performance by the Originator of or the compliance by the Originator with the terms and conditions hereof or thereof, to ensure the legality, validity or enforceability hereof or thereof, or to ensure that the Buyer will acquire the ownership interest in and to the Receivables which is perfected and prior to all other Liens (including competing ownership interests but excluding any Permitted Liens), other than the filing of financing statements under the UCC in the jurisdiction of the Originator's Chief Executive Office in the Commonwealth of Kentucky and any filing that may be required under the Receivables Purchase Agreement to implement any transfer to a Buyer, the Administrative Agent or any Owner thereunder.

                 (e)   Absence of Conflicts.
                       -------------------- Neither the execution and delivery by the Originator of the Facility Documents, nor the consummation by the Originator of the transactions herein or therein contemplated, nor the performance by the Originator of or the compliance by the Originator with the terms and conditions hereof or thereof, will (i) violate any Law or (ii) conflict with or result in a breach of or a default under (A) the Articles of Incorporation or By-laws of the Originator or (B) any agreement or instrument, including, without limitation, any and all indentures, debentures, loans or other agreements to which the Originator is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound, which would have a material adverse effect on the financial position or results of operations of the Originator or result in rendering any Debt evidenced thereby due and payable prior to its maturity or result in the creation or imposition of any Lien pursuant to the terms of any such instrument or agreement upon any property (now owned or hereafter acquired) of the Originator.

                  (f) Location of Chief Executive Office, etc.
                      ---------------------------------------  As of the Closing
Date: (i) the Originator's Chief Executive Office is located at the address set forth on Exhibit E hereto; (ii) each domestic Subsidiary of the Originator is listed on Exhibit C hereto; (iii) the offices where the Originator keeps all of its Records are listed on Exhibit C hereto; and (iv) the Originator has since the date of its incorporation, operated only under the trade names identified in Exhibit C hereto, and, since the date of its incorporation, has not changed its name, merged or consolidated with any other corporation or been the subject of any proceeding under Title 11, United States Code (Bankruptcy), except as disclosed in Exhibit C hereto.

                  (g)  No  Termination  Event.
                       ----------------------   No  event  has  occurred  and is
continuing and no condition exists which constitutes a Termination Event or a Potential Termination Event.

                  (h) Accurate and Complete Disclosure.
                      --------------------------------   No information referred
to in any of the Exhibits and furnished in writing in final form on or prior to the date hereof by the Originator, nor any information furnished in writing after the date hereof by the Originator, in each such case to the Buyer or any purchaser of Receivables from the Buyer, pursuant to or in connection with this Agreement or any transaction contemplated hereby is false or misleading in any material respect as of the date as of which such information was furnished (including by omission of material information necessary to make such information not misleading).

                  (i) No Proceedings.
                      -------------- There are no proceedings or investigations pending, or to the knowledge of the Originator, threatened, before any Governmental Authority (A) asserting the invalidity of the Facility Documents,
(B) seeking to prevent the consummation of any of the transactions contemplated by the Facility Documents, or (C) seeking any determination or ruling that might materially and adversely affect (i) the performance by the Originator of its obligations under the Facility Documents or (ii) the validity or enforceability of the Facility Documents, all of the Contracts taken as a whole or any material amount of the Receivables.

                  (j)  Bulk  Sales  Act.
                       ----------------   No  transaction   contemplated  hereby
requires compliance with any bulk sales act or similar law.

                  (k) Financial Condition.
                      ------------------- (x) The consolidated balance sheet of the Originator and its Consolidated Subsidiaries as at December 31, 1996 and the related statements of income and cash flows of the Originator and its Consolidated Subsidiaries for the fiscal year then ended, certified by Coopers & Lybrand, independent accountants, copies of which have been furnished to the Buyer and to the "Buyer" (as defined in the Receivables Purchase Agreement) and the Administrative Agent, fairly present the consolidated financial position of the Originator and its Consolidated Subsidiaries as at such date and the consolidated results of the operations of and changes in consolidated cash flows of the Originator and its Consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP, and (y) since December 31, 1996, there has been no material adverse change in any such financial condition or results of operations or in the Originator's ability to perform its obligations under the Facility Documents, except as set forth on Exhibit H.

                  (l)  Litigation.
                       ---------- No injunction, decree or other decision has been issued or made by any Governmental Authority that prevents, and to the knowledge of the Originator, no threat by any Person has been made to attempt to obtain any such decision that would have a material adverse effect on, the conduct by the Originator of a significant portion of the Originator's business operations or any portion of its business operations affecting the Receivables, and no litigation, investigation or proceeding of the type referred to in
Section 5.1(j) hereof exists except as set forth on Exhibit B.

                  (m) Margin  Regulations.
                      ------------------- The use of all funds acquired by the Originator under this Agreement will not conflict with or contravene any of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, as the same may from time to time be amended, supplemented or otherwise modified.

                  (n)  ERISA.
                       ----- No event or condition is occurring or exists with respect to any Plan or Multiemployer Plan concerning which the Originator would be under an obligation to furnish a report to the Buyer in accordance with
Section 5.1(p) hereof.

                  (o) Taxes.
                      ----- The Originator and its Consolidated Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Originator or any of its Consolidated Subsidiaries for taxable periods ending after March 27, 1996 except for (i) taxes or assessments that are not yet delinquent and (ii) taxes that are being contested by appropriate proceedings conducted in good faith and with due diligence. The charges, accruals and reserves on the books of the Originator and its Consolidated Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Originator, adequate.

                  (p) Books and Records.
                      -----------------   The  Originator  has  indicated on its
books and records (including any computer files) that the Purchased Assets are the property of the Buyer.

                  (q) Investment  Company.
                      -------------------   The Originator is not an "investment
company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (r) Separate Corporate  Existence.
                      -----------------------------   Notwithstanding that Buyer
is a Subsidiary of Originator, the Originator is entering into the transactions contemplated by this Agreement in reliance on the Buyer's identity as a separate legal entity from the Originator and each of its Affiliates, and acknowledges that the Buyer and the other parties to the Facility Documents are similarly entering into the transactions contemplated by the other Facility Documents in reliance on the Buyer's identity as a separate legal entity from the Originator and each such other Affiliate.

                  SECTION 3.2.  Representations and Warranties of the Originator
                                ------------------------------------------------
With Respect to Each Sale of  Receivables.
-----------------------------------------    By selling the  Receivables  to the
Buyer either by Initial Purchase or subsequent Purchase, the Originator represented and warranted to the Buyer as of the Closing Date, the Effectiveness Date and the date of each such Purchase occurring prior to the Effectiveness Date and represents and warrants as of the date of each such Purchase occurring after the Effectiveness Date (in addition to its other representations and warranties contained herein or made pursuant hereto) that:

                  (a)  Assignment.
                       ---------- This Agreement vests in the Buyer all the right, title and interest of the Originator in and to the Purchased Assets, and constitutes a valid sale of the Purchased Assets, enforceable against all creditors of and purchasers from the Originator.

                  (b) No  Liens.
                      --------- Each Receivable, together with the related Contract and all purchase orders and other agreements related to such Receivable, is owned by the Originator free and clear of any Lien (other than any Permitted Liens), and when the Buyer makes a purchase of a Purchased Asset it shall have acquired and shall continue to have maintained an ownership interest in such Receivable and in the Related Security and the Collections with respect thereto free and clear of any Lien (other than (x) the Lien arising in connection with this Agreement and (y) any Permitted Liens). The Originator has not and will not have sold, pledged, assigned, transferred or subjected to a Lien on any of the Receivables, other than the assignment of the Purchased Assets to the Buyer in accordance with the terms of this Agreement except for
(x) the Lien arising in connection with this Agreement, and (y) any Permitted Lien.

                  (c) Filings.
                      ------- On or prior to the date hereof and each Purchase Date, all financing statements and other documents required to be recorded or filed in order to perfect and protect the Purchased Assets against all creditors of and purchasers from the Originator and all other Persons whatsoever other than Government Obligors will have been duly filed in each filing office necessary for such purpose and all filing fees and taxes, if any, payable in connection with such filings will have been paid in full.

                  (d) Credit and Collection  Policy.
                      -----------------------------  The Originator has complied in all material respects with the Credit and Collection Policy in regard to each Receivable and related Contract.

                  (e) Nature of Receivables.
                      --------------------- Each Receivable is, or will be, an eligible asset within the meaning of Rule 3a-7 promulgated under the Investment Company Act of 1940, as amended from time to time, and, assuming that the Buyer has no business with the Originator other than the purchase of Receivables from the Originator from time to time as contemplated by this Agreement, a purchase by the Buyer of each Receivable with the proceeds of commercial paper issued by the "Buyer" (as defined in the Receivables Purchase Agreement) would constitute a "current transaction" of the Buyer within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended from time to time.

                  (f) No Fraudulent Conveyance.
                      ------------------------ The transactions contemplated by this Agreement and by each of the Facility Documents are being consummated by the Originator in furtherance of the Originator's ordinary business, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. By its receipt of the Purchase Price hereunder and its ownership of the capital stock of the Buyer, the Originator shall have received reasonably equivalent value for the Purchased Assets sold or otherwise conveyed to the Buyer under this Agreement.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

                  SECTION  4.1.  Conditions  to  Closing.
                                 -----------------------    On or  prior  to the
Initial Purchase Date, the Originator shall deliver to the Buyer the following documents and instruments, all of which shall be in form and substance acceptable to the Buyer:

                  (a) A copy of the resolutions of the Board of Directors of the Originator certified as of the Closing Date by its secretary authorizing the execution, delivery and performance of this Agreement and the other documents to be delivered by the Originator hereunder and approving the transactions contemplated hereby and thereby;

                  (b) The Articles of Incorporation of the Originator certified as of a date reasonably near the Closing Date by the Secretary of State or other similar official of the Originator's jurisdiction or incorporation;

                  (c) A good standing certificate for the Originator issued by the Secretary of State or other similar official of the Originator's jurisdiction of incorporation, certificates of qualification as a foreign corporation issued by the Secretaries of State or other similar officials of each jurisdiction where such qualification is material to the transactions contemplated by this Agreement and certificates of the appropriate state official in each jurisdiction specified by the Buyer as to the absence of any tax Liens against the Originator under the Laws of such jurisdiction, each such certificate to be dated a date reasonably near the Closing Date;

                  (d) A certificate of the secretary of the Originator dated the Closing Date and certifying (i) the names and signatures of the officers authorized on its behalf to execute, and the officers and other employees authorized to perform, this Agreement and any other documents to be delivered by the Originator hereunder (on which certificate the Buyer may conclusively rely until such time as the Buyer shall receive from the Originator a revised certificate meeting the requirements of this clause (d)(i)) and (ii) a copy of the Originator's By-laws;

                  (e) (i) Acknowledgment copies of proper financing statements (Form UCC-l) dated a date reasonably near the Closing Date naming the Originator as the debtor of Receivables and Buyer, as the secured party or other similar instruments or documents as may be necessary or, in the opinion of the Buyer, desirable under the UCC of all appropriate jurisdictions to evidence or perfect the Buyer's ownership interests in all Receivables and (ii) acknowledgment copies of proper financing statements (Form UCC-l) dated a date reasonably near the Closing Date naming the Originator as the debtor of Receivables and Buyer, as the secured party or other similar instruments or documents as may be necessary or, in the opinion of the Buyer, desirable under the UCC of all appropriate jurisdictions to evidence or perfect the Buyer's security interest in the Receivables;

                  (f) Acknowledgment copies of proper financing statements (Form UCC-3), if any, necessary under the laws of all appropriate jurisdictions to release all security interests and other rights of any Person in Receivables previously granted by the Originator;

                  (g) Certified copies of requests for information or copies (Form UCC-11) (or a similar search report certified by parties acceptable to the Buyer) dated a date reasonably near the Closing Date listing all effective financing statements which name the Originator (under its present name and any previous name) as debtor and which are filed in jurisdictions in which the filings were made pursuant to item (f) above, together with copies of such financing statements;

                  (h) An officer's certificate dated the Closing Date in the form of Exhibit I hereto executed by a Responsible Officer;

                  (i) A form of Contract or Contracts;

                  (j) Executed copies of the Subordinated Note and if requested by the Administrative Agent on or after the Closing Date, the Officer's Certificate attached hereto as Exhibit K;

                  (k) An executed copy of the Expense and Tax-Sharing Agreement;

                  (l) No later than 10 Business Days after the Closing Date, a list of the Originator's customers in connection with Receivables, such customers identified by name, address and telephone number;

                  (m) Such other documents as the Buyer shall reasonably request; and

                  (n) A duly executed waiver from IBM Credit Corporation waiving all provisions in the contract between IBM Credit Corporation and the Originator concerning restrictions on the transfer, sale or assignment of the rights and duties of the Originator under such contract.

                  SECTION 4.2.  Conditions to Purchases.
                                -----------------------   The Buyer's obligation
to make a Purchase (other than the Initial Purchase) on any Purchase Date shall be subject to satisfaction of the following applicable conditions precedent:

                  (a) the truth and correctness of the representations and warranties in Article III hereof as of the date of such Purchase as though made on and as of such date;

                  (b) compliance with the covenants and agreements in Articles II and V hereof;

                  (c) the requirement that no Termination Event or Potential Termination Event shall exist or occur as a result of such Purchase;

                  (d) the satisfactory completion of any due diligence conducted by the Buyer with respect to the Receivables and the related Obligors and Contracts which are the subject of such Purchase; and

                  (e) the receipt by the Buyer of any approvals, opinions or other documents as the Buyer shall have reasonably requested.

                  SECTION 4.3. Effect of Payment of Purchase Price . ------------------------------------ Upon the
payment of the Purchase Price for any Purchase (whether through a capital contribution or a Subordinated Loan or otherwise), title to the Receivables and to the other related Purchased Assets subject to such Purchase shall vest in the Buyer, whether or not the conditions precedent to such Purchase were in fact satisfied; provided, however, that if one or more conditions precedent to such
            --------   -------
Purchase was in fact not satisfied, the Buyer shall not be deemed to have waived any claim it may have under this Agreement for the failure by the Originator in fact to satisfy any such condition precedent.

                  SECTION 4.4.  Condition to  Effectiveness.
                                ---------------------------   On or prior to the
Effectiveness Date, the Originator shall deliver to the Buyer the following documents and instruments, all of which shall be in form and substance acceptable to the Buyer:

                  (a) An Officer's certificate dated the Effectiveness Date, to the affect that (i) the representations and warranties of the Originator in
Article III hereof are true and correct as of the Effectiveness Date, and (ii) the Originator is in compliance with the covenants and agreements contained in Articles II and V hereof; and

                  (b) An opinion of counsel to the Originator dated the Effectiveness Date, to the effect that this Amended and Restated Purchase Agreement has been duly authorized, executed and delivered and is an enforceable obligation of the Originator, subject to standard bankruptcy exceptions.

                                    ARTICLE V

                                    COVENANTS


                  SECTION  5.1.  Affirmative  Covenants  of the  Originator .
                                 ------------------------------------------   In
addition to its other covenants contained herein or made pursuant hereto, the Originator covenants to the Buyer as follows:

                  (a) Notice of Termination Event.
                      ---------------------------   Promptly upon becoming aware
of any Termination Event or Potential Termination Event the Originator shall give the Buyer and the Administrative Agent notice thereof (a "Notice of
                                                                      ----------
Termination Event"),  together with a written statement of a Responsible Officer
-----------------
setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Originator.

                  (b) Notice of Material Adverse Effect.
                      ---------------------------------   Promptly upon becoming
aware thereof, the Originator shall give the Buyer notice of any material adverse effect on the business, operations or financial condition of the Originator which reasonably could affect adversely the collectibility of a material part of the Receivables or the ability to service such Receivables. In order to verify compliance with this Section 5.1(b) and otherwise verify compliance with this Agreement, the Originator shall, unless the "Administrative Agent" under the Receivables Purchase Agreement shall otherwise consent in writing, furnish the following to the Buyer and the Administrative Agent:

               (i) as soon as practicable and in any event within 60 days following the close of each fiscal quarter, excluding the last fiscal quarter, of each fiscal year during the term of this Agreement, an unaudited consolidated balance sheet of the Originator as at the end of such quarter and unaudited consolidated statements of income and cash flows of the Originator for such quarter and for the fiscal year through such quarter, setting forth in comparative form the corresponding figures for the corresponding quarter of the preceding fiscal year, all in reasonable detail and certified by the chief financial officer or chief accounting officer of the Originator, subject to adjustments of the type which would occur as a result of a year-end audit, as having been prepared in accordance with GAAP;

               (ii) as soon as practicable and in any event within 105 days after the close of each fiscal year during the term of this Agreement, a consolidated balance sheet of the Originator as at the close of such fiscal year and consolidated statements of income and cash flows of the

         Originator for such fiscal year, setting forth in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail and certified by Coopers & Lybrand or other independent certified public accountants of nationally recognized standing, whose certificate or opinion accompanying such financial statements shall not contain any material qualification not satisfactory to the Administrative Agent; and

               (iii) together with the financial statements required in clauses
         (i)and (ii) above, a certificate of the chief financial officer or chief accounting officer of the Originator in the form of Exhibit D hereto stating that no Termination Event or Potential Termination Event exists, or if any Termination Event or Potential Termination Event exists, stating the nature and status thereof.

               (c) Preservation of Corporate Existence.
                   -----------------------------------    The Originator shall
preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect (i) the interests of the Buyer hereunder or (ii) the ability of the Originator or the Servicer to perform their respective obligations under the Facility Documents or under the Servicing Agreement.

                  (d)  Compliance with Laws.
                       -------------------- The Originator shall comply in all material respects with all Laws applicable to the Originator, its business and properties, and all Receivables related to the Purchased Assets, other than Laws which would not affect the collectibility of the Receivables and the validity or applicability of which the Originator is contesting in good faith.

                  (e)  Enforceability  of  Obligations.
                       -------------------------------    The  Originator  shall
assist the Buyer in all such ways as are reasonable and within its power to bring about the repayment of each Receivable in accordance with the terms of the related Contract.

                  (f) Books and Records.
                      ----------------- The Originator shall, to the extent practicable, maintain and implement administrative and operating procedures (including, without limitation, the ability to recreate Records evidencing the Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, Records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, Records adequate to permit the identification of all Related Security and Collections and adjustments to each existing Receivable).

                  (g)  Fulfillment of  Obligations.
                       ---------------------------    The  Originator  will duly
observe and perform, or cause to be observed or performed, all material obligations and undertakings on its part to be observed and performed under or in connection with the Receivables, including its obligations as initial Servicer, duly observe and perform all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, will do nothing to impair the rights, title and interest of the Buyer in and to the Purchased Assets (except pursuant to the Credit and Collection Policy), and shall pay when due (or contest in good faith) any taxes, including without limitation any sales tax, excise tax or other similar tax or charge, payable in connection with the Receivables and their creation and satisfaction.

                  (h) Customer List.
                      ------------- The Originator shall at all times maintain (or cause the Servicer to maintain) current information (which may be stored on magnetic tapes or disks) listing all Obligors under Contracts related to Receivables, including the name, address, telephone number and account number of each such Obligor. The Originator shall deliver or cause to be delivered a copy of such list to the Buyer as soon as practicable following the Buyer's request.

                  (i) Copies of Reports, Filings,  Opinions, etc.
                      ------------------------------------------   If any of the
securities of the Originator are registered under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the Originator shall furnish to the Buyer, as soon as practicable after the filing thereof, copies of all proxy statements, financial statements, reports and other communications which the Originator files with the Securities and Exchange Commission.

                  (j) Litigation.
                      ---------- As soon as possible, and in any event within 15 days of a Responsible Officer's knowledge thereof, the Originator shall give the Buyer notice of the commencement of, or of a material threat of the commencement of, an action, suit or proceeding against the Originator before any Governmental Authority in which there is a reasonable possibility of a decision which in the reasonable judgment of the Originator, could reasonably be expected to have a material adverse effect on the financial condition or results of operations of the Originator or impair the ability of the Originator or the Servicer to perform its obligations under this Agreement.

                  (k) Notice of Relocation.
                      -------------------- The Originator shall give the Buyer 45 days' prior written notice of any relocation of its Chief Executive Office if, as a result of such relocation, the applicable provisions of the UCC of any applicable jurisdiction or other applicable Laws would require the filing of any amendment of any previously filed financing statement or continuation statement or of any new financing statement. The Originator will at all times maintain its Chief Executive Office within a jurisdiction in the United States in which Article Nine of the UCC (1972 or later revision) is in effect as of the Closing

Date or the date of any such relocation.

                  (l)  Further  Information.
                       -------------------- The Originator shall furnish or cause to be furnished to the Buyer such other information with respect to the financial position or business of the Originator or with respect to the Credit and Collection Policy, the Receivables, the Contracts, the Related Security or the Obligors, all as promptly as practicable and in such form and detail as the Buyer may reasonably request.

                  (m)  Treatment  of Purchase.
                       ---------------------- For accounting purposes, the Originator shall treat each Purchase as a sale of the Purchased Assets sold on the related Purchase Date. The Originator shall also maintain its records and books of account in a manner which clearly reflects each such sale of the Purchased Assets to the Buyer and the Purchase Price paid therefor.

                  (n) Fees,  Taxes and Expenses.
                      -------------------------    The Originator  shall pay all
filing fees, stamp taxes, other taxes (other than taxes imposed directly on the overall net income of the Buyer) and expenses, including the fees and expenses set forth in Section 7.1 hereof, if any, which may be incurred on account of or arise out of this Agreement and the documents and transactions entered into pursuant to this Agreement.

                  (o) Administrative and Operating Procedures. --------------------------------------- The Originator
shall maintain and implement administrative and operating procedures adequate to permit the identification of the Receivables and all collections and adjustments attributable thereto and shall comply in all material respects with the Credit and Collection Policy in regard to each Receivable and related Contract.

                  (p) ERISA Events.
                      ------------

                  (i) Promptly upon becoming aware of the occurrence of any Event of Termination which together with all other Events of Termination occurring within the prior 12 months involve a payment of money by or a potential aggregate liability of the Originator or any ERISA Affiliate or any combination of such entities in excess of $10,000,000, the Originator shall give the Buyer a written notice specifying the nature thereof, what action the Originator or any ERISA Affiliate has taken and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto.

                  (ii) Promptly upon receipt thereof, the Originator shall furnish to the Buyer copies of (i) all notices received by the Originator or any ERISA Affiliate of the PBGC's intent to terminate any Plan or to have a trustee appointed to administer any Plan; (ii) all notices received by the Originator or any ERISA Affiliate from the sponsor of a Multiemployer Plan pursuant to Section 4202 of ERISA involving a withdrawal liability in excess of $10,000,000; and (iii) all funding waiver requests filed by the Originator or any ERISA Affiliate with the Internal Revenue Service with respect to any Plan, the accrued benefits of which exceed the present value of the plan assets as of the date the waiver request is filed by more than $10,000,000, and all communications received by the Originator or any ERISA Affiliate from the Internal Revenue Service with respect to any such funding waiver request.

                  (q)  Collections.
                       -----------    The Originator shall instruct all Obligors
to cause all Collections to be mailed to a Permitted Lockbox or electronically transferred to a Lockbox Account.

                  (r) Insurance.
                      --------- The Originator shall, and shall cause each of its Consolidated Subsidiaries to, keep insured by financially sound and reputable insurers all property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations, provided that nothing in the clause(s) shall be read to require that the Originator or any of its Consolidated Subsidiaries maintain insurance relating to credit loss on its receivables (including the Receivables sold hereunder).

                  (s) No Other  Business.
                      ------------------    The  Originator  shall  engage in no
business  other  than  the  business   contemplated  under  its  certificate  of
incorporation in effect as of the Closing Date.

                  (t) Separate Identity.
                      ----------------- The Originator shall take all actions required to maintain the Buyer's status as a separate legal entity, including, without limitation, (i) not holding the Buyer out to third parties, including in any written financial statements, as other than an entity with assets and liabilities distinct from the Originator and the Originator's Affiliates; (ii) not holding itself out to be responsible for the debts of the Buyer or, other than by reason of owning capital stock of the Buyer, for any decisions or actions relating to the Buyer; (iii) prepare separate financial statements for the Buyer (which shall disclose the effect of the transaction between the Originator and the Buyer hereunder in accordance with GAAP); (iv) cause any financial statements consolidated with those of the Buyer to contain language to the effect that the Buyer is a separate legal entity with its own separate creditors which, will be entitled to be satisfied out of the Buyer's assets prior to any value in the Buyer becoming available to the Buyer's equity holders; (v) taking such other actions as are necessary on its part to ensure that all corporate procedures required by its and the Buyer's respective certificates of incorporation and by-laws are duly and validly taken; (vi) keeping correct and complete records and books of account and corporate minutes; and (vii) not acting in any other manner that could foreseeably mislead others with respect to the Buyer's separate identity.

                  (u)  Subordinated Note.
                       -----------------   The Originator shall not transfer the
Subordinated Note to any Person other than the Security Agent pursuant to the Amended and Restated Intercreditor Agreement.

                  SECTION 5.2. Negative Covenants of the Originator .
                               ------------------------------------   During the
term of this Agreement, unless the Buyer shall otherwise consent in writing:

                  (a)  Statement  for and  Treatment of Sales.
                       --------------------------------------    The  Originator
shall not prepare any financial statements for financial accounting or reporting purposes which shall account for the transactions contemplated herein in any manner other than as a sale of the Purchased Assets to the Buyer.

                  (b) No Rescissions or Modifications.
                      -------------------------------   The Originator shall not
rescind or cancel any Receivable or related Contract or modify any terms or provisions thereof or grant any Dilution Factors to an Obligor, except in accordance with the Credit and Collection Policy or otherwise with the prior written consent of the Buyer.

                  (c)  No  Liens.
                       ---------   The  Originator  shall  not cause any of the
Receivables or related Contracts, or any inventory or goods the sale of which may give rise to a Receivable, or any Permitted Lockbox or Lockbox Account or any right to receive any payments received therein or deposited thereto, to be sold, pledged, assigned or transferred or to be subject to a Lien, other than the sale and assignment of the Purchased Assets to the Buyer, the Lien created in connection with the transactions contemplated by this Agreement and any Permitted Lien.

                  (d)   Consolidations,   Mergers  and  Sales  of  Assets.
                        -------------------------------------------------    The
Originator shall not (i) consolidate or merge with or into any other Person,  or
(ii) sell, lease or otherwise transfer all or substantially all of its assets to any other Person; provided that the Originator may merge with another Person if
(A) the Originator is the corporation surviving such merger, and (B) immediately after and giving effect to such merger, no Termination Event or Potential Termination Event shall have occurred and be continuing.

                  (e) No Changes.
                      ---------- The Originator shall not make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Receivable, or make any material change in the Credit and Collection Policy without prior written notification to, and prior written consent of, the Buyer, or change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed in connection with this Agreement or the transactions contemplated hereby seriously misleading within the meaning of Section 9-402(7) of the UCC of any applicable jurisdiction or other applicable Laws unless it shall have given the Buyer at least 30 days' prior written notice thereof and unless prior thereto it shall have caused such financing statement or continuation statement to be amended or a new financing statement to be filed such that such financing statement or continuation statement would not be seriously misleading.

                  (f) Change in Payments or Deposits of Payments. ------------------------------------------------ The
Originator shall not add or terminate any Person as a Permitted Lockbox Bank from those Persons listed in the Receivables Purchase Agreement, make or permit any change in the location of any Permitted Lockbox or the location or account number of any Lockbox Account, or make any change in the instructions to its Obligors regarding payments to be made to the Originator or payments to be made to any Permitted Lockbox, unless the Buyer shall have been given at least 10 Business Days of prior written notice of such change.

                  (g) ERISA Matters.
                      ------------- The Originator shall not permit any event or condition which is described in any of clauses (i) through (iv), clause (vi) or clause (viii) of the definition of "Event of Termination" to occur or exist with respect to any Plan or Multiemployer Plan if such event or condition, together with all other events or conditions described in the definition of Event of Termination occurring within the prior 12 months, involve the payment of money by or an incurrence of liability of the Originator or any ERISA Affiliate in an amount in excess of $10,000,000.


                                   ARTICLE VI

                               TERMINATION EVENTS

                  SECTION 6.1. Term .
                               ----   This  Agreement  shall  commence as of the
date of execution and delivery hereof and shall continue in full force and effect until the earlier of (a) the termination of the Receivables Purchase Agreement unless extended by the Seller in its sole discretion and (b) upon the occurrence of any of the following events: the Buyer or the Originator shall (i) become insolvent, (ii) experience an Event of Bankruptcy, or (iii) become unable for any reason to convey or reconvey Receivables in accordance with the provisions of this Agreement (any such date set forth in clause (a) or (b) hereof being a "Termination Date"); provided, however, that (i) the termination
                ----------------    --------   -------
of this Agreement pursuant to this Section 6.1 shall not discharge any Person from any obligations incurred prior to such termination, including, without limitation, any obligations to repurchase Receivables sold prior to such termination pursuant to Section 2.5 or 2.7 hereof and (ii) the indemnification and payment provisions set forth in Article VII hereof and the provisions and agreement set forth in Section 7.20 hereof shall be continuing and shall survive termination of this Agreement. Neither the Originator nor the Buyer will extend the term of this Agreement with an intent to mitigate losses on the Receivables previously sold by the Originator to the Buyer hereunder.

                  SECTION  6.2.  Effect  of  Termination  .
                                 -----------------------     No  termination  or
rejection or failure to assume the executory obligations of this Agreement in the Event of Bankruptcy of the Originator or the Buyer shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including, without limitation, pretermination breaches of representations and warranties by the Originator or the Buyer.


                                   ARTICLE VII

                                  MISCELLANEOUS

                  SECTION 7.1. Expenses .
                               --------   The Originator agrees, upon receipt of
a written invoice, to pay or cause to be paid, and to save the Buyer and each of its assignees of Purchased Assets harmless against liability for the payment of, all reasonable out-of-pocket expenses (including, without limitation, attorneys', accountant's and other third parties' fees and expenses (including the allocated costs of internal counsel), any filing fees and expenses incurred by officers or employees of the Buyer but excluding salaries and similar overhead costs of the Buyer which are incurred notwithstanding the execution and performance of this Agreement) incurred by or on behalf of the Buyer (i) in connection with the negotiation, execution, delivery and preparation of the Facility Documents and the transactions contemplated by or undertaken pursuant to or in connection herewith or therewith (including, without limitation, the perfection or protection of the Purchased Assets and (ii) from time to time (a) relating to any requested amendments, waivers or consents under the Facility Documents, (b) arising in connection with the Buyer's enforcement or preservation of its rights (including, without limitation, the perfection and protection of the Purchased Assets) under the Facility Documents, or (c) arising in connection with any audit, dispute, disagreement, litigation or preparation for litigation involving the Facility Documents.

                  SECTION 7.2.  Indemnity for Taxes, Reserves and Expenses .
                                ------------------------------------------

                  (a) If after the date hereof, the adoption of any Law or bank regulatory guideline or any amendment or change in the interpretation of any existing or future Law or bank regulatory guideline by any Governmental Authority charged with the administration, interpretation or application thereof, or the compliance with any directive of any Governmental Authority (in the case of any bank regulatory guideline, whether or not having the force of
Law):

                  (i)  shall  subject any Buyer and any of its  successors  and assigns  and any  permitted  assigns  (collectively,  the  "Indemnified
         Parties") to any cost, liability, tax, duty or other charge with respect to the Facility Documents, the Purchased Assets, the Receivables or payments of amounts due thereunder, or shall change the basis of taxation of payments to any Indemnified Party of amounts payable in respect of the Facility Documents, the Purchased Assets, the Receivables or payments of amounts due thereunder or its obligation to advance funds in respect of the Facility Documents, the Purchased Assets or the Receivables (except for changes in the rate of general corporate, franchise, net income or other income tax imposed on such Indemnified Party by the jurisdiction in which such Indemnified Party's principal executive office is located); or

                  (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, any Indemnified Party or shall impose on any Indemnified Party or on the United States market for certificates of deposit or the London interbank market any other condition affecting the Facility Documents, the Purchased Assets, the Receivables or payments of amounts due thereunder or its obligation to advance funds in respect of the Facility Documents, the Purchased Assets or the Receivables; or

                 (iii) imposes upon any Indemnified Party any other expense (including, without limitation, reasonable attorneys' fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing) with respect to the Facility Documents, the Purchased Assets, the Receivables or payments of amounts due thereunder or its obligation to advance funds in respect of the Facility Documents, the Purchased Assets or the Receivables;

and the result of any of the foregoing is to increase the cost to such Indemnified Party with respect to the Facility Documents, the Purchased Assets, the Receivables, the obligations thereunder, or the funding of any purchases thereunder, by an amount deemed by such Indemnified Party to be material, then, within 10 days after demand by the Buyer or other Indemnified Party, the Originator shall pay or cause to be paid to the Buyer or such other Indemnified Party such additional amount or amounts as will compensate such Indemnified Party for such increased cost.

                  (b) If any Indemnified Party shall have determined that, after the date hereof, the adoption of any applicable Law or bank regulatory guideline regarding capital adequacy, or any change therein, or any change in the interpretation thereof by any Governmental Authority, or any directive regarding capital adequacy (in the case of any bank regulatory guideline, whether or not having the force of law) of any such Governmental Authority, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a consequence of such Indemnified Party's obligations hereunder or with respect hereto to a level below that which such Indemnified Party (or its parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Indemnified Party to be material, then from time to time, within 10 days after demand by any Indemnified Party the Originator shall pay to such Indemnified Party such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction.

                  (c) The Buyer will promptly notify the Originator of any event of which it has knowledge, occurring after the date hereof, which will entitle an Indemnified Party to compensation pursuant to this Section 7.2. A notice by the Buyer on behalf of an Indemnified Party claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Buyer may use any reasonable averaging and attributing methods.

                  SECTION 7.3.  Indemnity .
                                ---------

                  (a) The Originator agrees to indemnify, defend and save harmless the Buyer and each of its directors, officers, shareholders, employees, agents, successors and assigns (including any assignees of Purchased Assets) other than for the indemnitee's own gross negligence or willful misconduct, forthwith on demand, from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, all reasonable attorneys' fees and expenses (including the allocated costs of internal counsel), expenses incurred by their respective credit recovery groups (or any successors thereto) and expenses of settlement, litigation or preparation therefor) which the Buyer may incur or which may be asserted against the Buyer by any Person (including, without limitation, any Obligor or any other Person whether on its own behalf or derivatively on behalf of the Originator) arising from or incurred in connection with (i) any breach of a representation, warranty or covenant by the Originator made hereunder or in connection herewith or the transactions contemplated hereby or thereby or any statements made by any Responsible Officer of the Originator in connection herewith or the transactions contemplated hereby which shall have been incorrect in any material respect when made, (ii) any action taken or, if the Originator is otherwise obligated to take action, failed to be taken, by the Originator with respect to the Purchased Assets or any of its obligations hereunder or under the other Facility Documents (whether in its capacity as Originator or Servicer), including, without limitation, the Originator's failure to comply with an applicable law or regulation, (iii) any failure to vest and maintain vested in the Buyer an undivided ownership interest in the Receivables included in the Purchased Assets, free and clear of any Lien asserted against the Originator or its assets (other than (x) the Lien arising in connection with this Agreement and (y) any Permitted Lien) or other adverse claim, whether existing at the time of Purchase of such Receivables or at any time thereafter, (iv) any failure to pay when due any taxes, including without limitation any sales tax, excise tax or other similar tax or charge payable in connection with the Receivables and their creation or satisfaction, (v) any products liability claim or claim of infringement of proprietary rights, in any such case, arising out of or which relates to the Purchased Assets or the related Contracts, (vi) any dispute, suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, on tort, on contract or otherwise, before any Governmental Authority which arises out of or relates to this Agreement, the Purchased Assets in the Receivables or related Contracts, or the use of the proceeds of the sale of the Purchased Assets in the Receivables pursuant hereto, or (vii) the existence of any provision in any Contract that may (x) require the related Obligor to consent to the transfer, sale or assignment of the rights of the Originator under such Contracts other than the right of the Originator to sell, distribute or otherwise provide goods or services to such Obligor, or (y) restrict the ability of the Buyer to exercise its rights under this Agreement, including without limitation, its right to review such Contract; provided that nothing in this Section 7.3 shall be deemed to provide indemnity to the Buyer or any of its directors, officers, shareholders, employees, agents, successors or assigns for credit losses on the Receivables.

                  (b)  Promptly upon receipt by any indemnified party under this
Section 7.3 of notice of the commencement of any suit, action, claim, proceeding or governmental investigation against such indemnified party, such indemnified party shall, if a claim in respect thereof is to be made against the Originator hereunder, notify the Originator in writing of the commencement thereof. The Originator may participate in and assume the defense of any such suit, action, claim, proceeding or investigation at its expense, and no settlement thereof shall be made without the approval of the Originator and the indemnified party. The approval of the Originator will not be unreasonably withheld or delayed. After notice from the Originator to the indemnified party of its intention to assume the defense thereof with counsel reasonably satisfactory to the Buyer, and so long as the Originator so assumes the defense thereof in a manner reasonably satisfactory to the Buyer, the Originator shall not be liable for any legal expenses of counsel unless there shall be a conflict between the interests of the Originator and the indemnified party.

                  SECTION  7.4.  Holidays  .
                                 --------   Except as may be  provided  in this
Agreement to the contrary, if any payment due hereunder shall be due on a day which is not a Business Day, such payment shall instead be due the next succeeding Business Day.

                  SECTION 7.5. Records .
                               -------   All amounts calculated or due hereunder
shall be determined from the records of the Buyer, which determinations shall be conclusive absent manifest error.

                  SECTION  7.6.   Amendments  and  Waivers  .
                                  ------------------------    No  amendment  or
modification of, supplement to, or waiver of, the provisions of, or consent to a departure from the due performance of the obligations of the Originator under, this Agreement may be made without the prior written consent of the "Administrative Agent" under the Receivables Purchase Agreement. Any such agreement, waiver or consent must be in writing and shall be effective only to the extent specifically set forth in such writing. Any waiver of any provision hereof, and any consent to a departure by the Originator from any of the terms of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION  7.7.  Term  of  Agreement  .
                                 -------------------    This  Agreement   shall
terminate following the Expiration Date upon the final termination of the Receivables Purchase Agreement; provided, however, that (i) the rights and
                                   --------   -------
remedies of the Buyer with respect to any representation and warranty made or deemed to be made by the Originator pursuant to this Agreement, (ii) the indemnification and payment provisions set forth in Sections 7.1, 7.2 and 7.3 hereof and (iii) the agreement set forth in Section 7.20 hereof shall be continuing and shall survive any termination of this Agreement.

                  SECTION 7.8. No Implied Waiver; Cumulative Remedies . ------------------------------------------ No
course of dealing and no delay or failure of the Buyer in exercising any right, power or privilege under the Facility Documents shall affect any other or future exercise thereof or the exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of the Buyer under the Facility Documents are cumulative and not exclusive of any rights or remedies which the Buyer would otherwise have.

                  SECTION 7.9. No Discharge .
                               ------------   The  obligations of the Originator
under the Facility Documents shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by (a) any exercise or nonexercise of any right, remedy, power or privilege under or in respect of the Facility Documents or applicable Law, including, without limitation, any failure to set-off or release in whole or in part by the Buyer of any balance of any deposit account or credit on its books in favor of the Originator or any waiver, consent, extension, indulgence or other action or inaction in respect of any thereof, or
(b) any other act or thing or omission or delay to do any other act or thing which would operate as a discharge of the Originator as a matter of Law.

                  SECTION  7.10.  Notices .
                                  -------   All notices under Section 6.2 hereof
shall be given to the Originator by telephone or facsimile, confirmed by first-class mail, first-class express mail or courier, in all cases with charges prepaid. All other notices, requests, demands, directions and other communications (collectively "notices") under the provisions of this Agreement shall be in writing (including telexed or facsimile communication) unless otherwise expressly permitted hereunder and shall be sent by first-class mail, first-class express mail, or by telex or facsimile with confirmation in writing mailed first-class mail, in all cases with charges prepaid. Any such properly given notice shall be effective when received. All notices shall be sent to the applicable party at the Office stated on the signature page hereof or in accordance with the last unrevoked written direction from such party to the other parties hereto.

                  SECTION 7.11.  Severability .
                                 ------------   The provisions of this Agreement
are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                  SECTION 7.12. Governing Law; Submission to Jurisdiction .
                                -----------------------------------------   THIS
AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The Originator hereby submits to the nonexclusive jurisdiction of the courts of the State of New York and the courts of the United States located in the State of New York for the purpose of adjudicating any claim or controversy arising in connection with any of the Facility Documents or any of the transactions contemplated thereby, and for such purpose, to the extent it may lawfully do so, waives any objection which it may now or hereafter have to such jurisdiction or to venue therein and any claim of inconvenient forum with respect thereto. Nothing in this Section 7.12 shall affect the right of the Buyer to bring any action or proceeding against the Originator or its property in the courts of other jurisdictions.

                  SECTION 7.13. Prior Understandings .
                                --------------------   This Agreement sets forth
the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, whether written or oral.

                  SECTION 7.14. Survival .
                                --------   All representations and warranties of
the Originator contained herein or made in connection herewith shall survive the making thereof, and shall not be waived by the execution and delivery of this

Agreement, any investigation by the Buyer, the purchase or payment in respect of any Purchased Assets, or any other event or condition whatsoever (other than a written waiver complying with Section 7.6 hereof). The covenants and agreements contained in or given pursuant to this Agreement (including, without limitation, those contained in Article V hereof) shall continue in full force and effect until the termination of this Agreement.

                  SECTION 7.15. Counterparts .
                                ------------   This Agreement may be executed in
any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                  SECTION  7.16.  Set-Off .
                                  -------   In case a  Termination  Event  shall
occur and be continuing, the Buyer and, to the fullest extent permitted by Law, the holder of any assignment of the Buyer's rights hereunder pursuant to any security agreement or assignment agreement, shall each have the right, in addition to all other rights and remedies available to it, without notice to the Originator, to set-off against and to appropriate and apply to any amount owing by the Originator hereunder which has become due and payable, any debt owing to, and any other funds held in any manner for the account of, the Buyer or any such holder of any assignment, including, without limitation, all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Originator with the Buyer under any such security agreement or assignment agreement. Such right shall exist whether or not such debt owing to, or funds held for the account of, the Originator is or are matured other than by operation of this Section 7.16 and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to the Buyer or any holder. Nothing in this Agreement shall be deemed a waiver or prohibition or restriction of the Buyer's or any holder's rights of set-off or other rights under applicable Law.

                  SECTION 7.17. Successors and Assigns .
                                ----------------------   This Agreement shall be
binding on the parties hereto and their respective successors and assigns; provided, however, that the Originator may not assign any of its rights or
--------   -------
delegate any of its duties hereunder without the prior written consent of the "Administrative Agent" under the Receivables Purchase Agreement. No provision of this Agreement shall in any manner restrict the ability of the Buyer to assign, participate, grant security interests in, or otherwise transfer any portion of the Purchased Assets owned by the Buyer. The Administrative Agent and the Owners under the Receivables Purchase Agreement shall be third-party beneficiaries of this Agreement.

                  SECTION   7.18.   Confidentiality .
                                    ---------------      The  Buyer  shall  keep
confidential any information provided by the Originator and clearly identified as confidential, provided that nothing herein shall prevent the Buyer from
                   --------
disclosing such information (i) to its officers, directors, employees, agents, attorneys and accountants who have a need to know such information in accordance with customary banking or financial practices and who receive such information having been made subject to the restrictions set forth in this Section, (ii) upon the order of a court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such party, (iv) which has become publicly available without breach of any agreement between the parties hereto, (v) as necessary for the exercise of any remedy hereunder, (vi) subject to provisions similar to those contained in this Section, to any Eligible Assignee (as defined in the Receivables Purchase Agreement), any commercial paper dealer providing funding to any assignee of the Buyer, any APA Lending Bank (as defined in the Receivables Purchase Agreement), and any other institution that provides liquidity or enhancement for any assignee of the Buyer, or (vii) any nationally recognized rating agency.

                  SECTION  7.19.  Payments  Set Aside .
                                  -------------------   To the  extent  that the
Originator makes a payment to the Buyer or the Buyer exercises its rights of set-off and such payment or set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by, or is required to be refunded, rescinded, returned, repaid or otherwise restored to the Originator, the obligation or part thereof originally intended to be satisfied shall, to the extent of any such restoration, be reinstated, revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred. The provisions of this Section 7.19 shall survive the termination of this Agreement.

                  SECTION 7.20. No Petition .
                                -----------   The Originator  agrees that, prior
to the date which is one year and five days after the date upon which all obligations of the Buyer to the Originator hereunder and under the Subordinated Note are paid in full and all indebtedness relating to the Purchased Assets of any assignee of the Buyer are paid in full, it will not institute against, or join any other Person in instituting against, the Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of the United States or any state of the United States.

                  SECTION 7.21.  Third-Party  Beneficiary.
                                 ------------------------    The parties  hereto
acknowledge that the Administrative Agent, for the benefit of the Owners, is an intended third-party beneficiary of this Agreement, entitled to enforce the provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Purchase Agreement to be executed and delivered by their duly authorized officers as of the date first above set forth.


                                             LEXMARK RECEIVABLES CORPORATION



                                             By:    /s/ Gary E. Morin
                                                 --------------------------
                                                 Name:  Gary E. Morin
                                                 Title: President


Address for Notices:

         Lexmark Receivables Corporation
         1325 Airmotive Way, Suite 130
         Reno, Nevada  89502
         Attention:  Ms. Janice C. George
         Tel. No.:  (702) 322-2221
         Fax No.:   (702) 322-8808



                                             LEXMARK INTERNATIONAL, INC.



                                             By:   /s/ Gary E. Morin
                                                 --------------------------
                                                 Name:  Gary E. Morin
                                                 Title: Vice President and
                                                         Chief Financial Officer

Address for Notices:

         Lexmark International, Inc.
         740 New Circle Road NW
         Building 1, Dept. 857
         Lexington, KY  40550
         Attention:  Bruce J. Frost
         Tel. No.: (606) 232-3645
         Fax No.:  (606) 232-5137


With a copy to:

         Lexmark International, Inc.
         740 New Circle Road NW
         Building 4, Dept. 742
         Lexington, KY  40550
         Attention:  Vincent J. Cole, Esq.
         Tel. No.:  (606) 232-2700
         Fax No.:   (606) 232-3128

                                                                       EXHIBIT A
                                                                       ---------




                                   [RESERVED]

                                                                       EXHIBIT B
                                                                       ---------



                             SCHEDULE OF LITIGATION
                             ----------------------


                                      None

                                                                       EXHIBIT C
                                                                       ---------






               SCHEDULE OF NAMES, LOCATIONS OF OFFICES AND RECORDS
               ---------------------------------------------------


(i)       Originator's Chief Executive Office:
          -----------------------------------

                    One Lexmark Centre Drive
                    740 New Circle Road NW
                    Lexington, KY  40550

(ii)      Domestic Subsidiaries of the Originator:
          ---------------------------------------

                    Lexmark Asia Pacific Corporation, Inc.           (Delaware)
                    Lexmark Espana, L.L.C.                           (Delaware)
                    Lexmark Europe Holding Company I, L.L.C.         (Delaware)
                    Lexmark Europe Holding Company II, L.L.C.        (Delaware)
                    Lexmark Europe Trading Corporation, Inc.         (Delaware)
                    Lexmark Foreign Sales Corporation                (Barbados)
                    Lexmark International De Argentina, Inc.         (Delaware)
                    Lexmark International De Mexico, Inc.            (Delaware)
                    Lexmark International Trading Corp.              (Delaware)
                    Lexmark Mexico Holding Company, Inc.             (Delaware)
                    Lexmark Nordic, L.L.C.                           (Delaware)
                    Lexmark Receivables Corporation                  (Delaware)
                    Lexmark Tooling Corporation                      (Delaware)

           Divisions of Originator:
           -----------------------

                    None

(iii)      Office where Originator's Records Located:
           -----------------------------------------

                    One Lexmark Centre Drive
                    740 New Circle Road NW
                    Lexington, KY  40550

(iv)       Originator's Trade Names:
           ------------------------

                    None

(v)        Other Names and Mergers of Originator:
           -------------------------------------

           o   Incorporated as New York Libra Corporation on 5/25/90.
           o   Changed name to IBM Information Products Corporation on 12/13/90.
           o   Changed name to Lexmark International, Inc. on 3/27/91.
           o On 10/29/93, Lexmark Europe Corporation, Inc., a wholly-owned subsidiary of Lexmark International, Inc., was merged with and into Lexmark International, Inc., with Lexmark International, Inc. being the surviving entity.

                                                                       EXHIBIT D
                                                                       ---------



                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------



                                 Certificate of
                              [Responsible Officer]

                  I, the  undersigned  [Responsible  Officer] of            (the
                                                                 -----------
"Originator") do hereby CERTIFY pursuant to Section 5.1(b)(iii) of the Purchase Agreement, dated as of March 31, 1997 (as amended, supplemented or otherwise modified and in effect, the "Purchase Agreement"), by and between the Originator
                             ------------------
and the Buyer, that on and as of the date hereof, there exists no Termination Event or Potential Termination Event.

                  Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.


Date:
      ---------------------                     -----------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT E
                                                                       ---------
                                   [RESERVED]

                                                                       EXHIBIT F
                                                                       ---------


                          CREDIT AND COLLECTION POLICY
                          ----------------------------


            [Included as Exhibit A in Receivables Purchase Agreement]

                                                                       EXHIBIT G
                                                                       ---------


                           [FORM OF SUBORDINATED NOTE]


                         LEXMARK RECEIVABLES CORPORATION

                                SUBORDINATED NOTE


                  LEXMARK RECEIVABLES CORPORATION, a Delaware corporation (the "Issuer"), for value received, hereby promises to pay to Lexmark International, Inc., a Delaware corporation and the sole shareholder of the Issuer (the "Holder"), or its registered assigns, the aggregate amount of all principal sums of the Subordinated Loans which shall have been made from time to time under the Agreement (as defined below), upon the earlier to occur of (i) April 14, 1998, or (ii) the date upon which all Receivables (as defined in the Agreement) have been collected or charged off as uncollectible (the "Stated Maturity") and to pay interest (computed on the basis of a 360-day year and the actual number of days elapsed) on the outstanding amount of each Subordinated Loan, such interest being payable on May 20, 1997 and the fourteenth Business day of each month thereafter and on the Stated Maturity (each, a "Payment Date") until the Stated Maturity, at a rate per annum equal to then-current LIBOR (as defined below) plus .45%. For purposes of this Subordinated Note (the "Note"), "LIBOR" shall mean, for each Payment Date, a rate per annum equal to (i) the rate for Eurodollar deposits having a one-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the second Business Day before the immediately preceding Payment Date (or in the case of the first Payment Date, on the date hereof) or (ii) if such rate does not appear on Telerate Page 3750 as of 11:00 a.m. (London time) on the second LIBOR Business Day before any Payment Date, LIBOR will be the arithmetic mean (if necessary rounded upwards to the nearest whole multiple of .00001%) of the rates (expressed as percentages per annum) for Eurodollar deposits having a one-month maturity that appear on Reuters Monitor Money Rates Page LIBO ("Reuters Page LIBO") as of 11:00 a.m. (London time) on such second LIBOR Business Day. A "LIBOR Business Day" shall mean any business day on which commercial banks are open for business in Dollar deposits in London.

                  Principal of this Note shall be payable on each Payment Date to the extent of the difference between (i) amounts received or allocated to the Issuer upon the sale of an interest in additional Receivables pursuant to the Receivables Purchase Agreement (as defined below) and Collections received by the Issuer pursuant to the Receivables Purchase Agreement on the Issuer's retained interest in the Receivables and (ii) the amount required to be (a) applied to pay the Purchase Price of additional Purchased Assets pursuant to the Purchase Agreement and (b) used or retained by the Issuer as capital to carry out its other obligations and satisfy its covenants under the Receivables Purchase Agreement and the Purchase Agreement. In addition, the principal amount of this Note is subject to prepayment in full or in part at the option of the Issuer at any time without a premium.

                  This Note is issued under the Purchase Agreement dated as of March 31, 1997, between the Issuer and the Holder (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement") and evidences the Subordinated Loans made from time to time by the Holder, in its sole discretion, pursuant to Section 2.2(d) of the Agreement. This Note represents all or a portion of the Purchase Price for Receivables purchased by the Issuer pursuant to the terms of the Agreement. This Subordinated Note is included as a "Purchase Document" under the Receivables Purchase Agreement dated as of March 31, 1997 (the Receivables Purchase Agreement") by and among the Issuer, as seller, the Holder, as servicer and in its individual capacity, Delaware Funding Corporation and MGT, as administrative agent. This Note is a revolving note. The Issuer hereof may, at any time, repay principal in whole or in part and the Holder, at its option, may advance additional amounts hereon from time to time as additional Subordinated Loans in accordance with the terms of the Purchase Agreement. Each capitalized term used herein which is defined in the Agreement shall have the meaning ascribed to it in the Agreement.

                  Payments of the principal of and interest on this Subordinated Note (the "Note") will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts by check mailed to, or wire transfer in federal funds to the account of, the Holder as directed by the Holder. If any payment on this Note shall remain unpaid on the due date thereof, the same shall thereafter be payable with interest thereon (to the extent permitted by law) at a rate equal to then-current LIBOR plus 2.45% (the "Default Rate") from such due date to the date of payment thereof. The Holder shall enter on the grid attached hereto, as Attachment A, information reflecting the date and the amount of each Subordinated Loan made under the Agreement and the date and amount of each principal payment made hereon.

                  The Issuer shall be in "default" under this Note if (i) Issuer shall fail to pay when due any interest or principal under this Note and such failure shall continue for seven (7) Business Days or (ii) The Issuer shall be the subject of an Event of Bankruptcy. If the Issuer is in "default" hereunder, the Holder shall make no further Subordinated Loans to the Issuer and all principal and accrued but unpaid interest on this Note shall become immediately due and payable.

                  Payments of principal and interest by the Issuer shall be made only from assets of the Issuer, including Collections received by the Issuer, and not required to be applied to the Purchase Price of additional Receivables or to be used or retained to satisfy the Issuer's obligations and covenants under the Receivables Purchase Agreement (such available funds, collectively, "Funds"). To the extent Funds are not available, payments of interest or principal shall not be considered due until Funds become available. In such event, interest shall continue to accrue on the unpaid principal sums of this Note until payment is made at the "Default Rate" provided above.

                  The Holder of this Note, by its acceptance hereof, hereby covenants and agrees that it will not at any time institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

                  This Note shall be governed by, and construed in accordance with, the laws and decisions of the State of New York (including, without limitation, Section 5-1401 of the General Obligations Law of New York but otherwise without regard to conflicts of laws principles).

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually by its undersigned officer duly authorized thereunto.



Dated:  April 15, 1997


                                             LEXMARK RECEIVABLES CORPORATION


                                             By:
                                                 ----------------------------
                                                 Name:
                                                 Title:



































                       [Subordinated Note Signature Page]

                                  ATTACHMENT A


                              To Subordinated Note
                              Dated April 15, 1997
                              --------------------




Date                Principal                Principal Amount        Balance
                      Amount                        Paid            Outstanding
                    Advanced

1.      4/15/97          $49,595,718.96       $                    $
        --------          -------------         ---------------      ----------
2.
        --------          -------------         ---------------      ----------
3.
        --------          -------------         ---------------      ----------
4.
        --------          -------------         ---------------      ----------
5.
        --------          -------------         ---------------      ----------
6.
        --------          -------------         ---------------      ----------
7.
        --------          -------------         ---------------      ----------
8.
        --------          -------------         ---------------      ----------
9.
        --------          -------------         ---------------      ----------
10.
        --------          -------------         ---------------      ----------

                                                                       EXHIBIT H
                                                                       ---------



                            MATERIAL ADVERSE CHANGES
                            ------------------------

                                      None

                                                                       EXHIBIT I
                                                                       ---------
                                                                              to
                                                              Purchase Agreement



                           LEXMARK INTERNATIONAL, INC.
                              OFFICERS' CERTIFICATE
                              ---------------------


                  I, Vincent J. Cole, the undersigned Vice President and Secretary of Lexmark International, Inc., a Delaware corporation ("Lexmark"), DO HEREBY CERTIFY that:

                  149. Attached hereto as Annex A is a true and complete copy of the By-laws of Lexmark as in effect on the date hereof.

                  150. Attached hereto as Annex B is a true and complete copy of the resolutions duly adopted by the Board of Directors of Lexmark on February 13, 1997, authorizing the execution, delivery and performance of the Purchase Agreement, dated as of March 31, 1997 (the "Purchase Agreement"), by and between Lexmark, as Originator, and Lexmark Receivables Corporation ("LRC"), as Buyer, and the Receivables Purchase Agreement, dated as of March 31, 1997 (the "RPA"), by and among LRC, as Seller (the "Seller"), Morgan Guaranty Trust Company of New York, as Administrative Agent for the Owners, Lexmark, as Servicer and in its individual capacity, and Delaware Funding Corporation, as Buyer, and each of the other documents mentioned therein and approving the transactions contemplated thereunder, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect as of the date hereof.

                  151. The below-named persons are, on and as of the date hereof, officers or employees of LRC holding the respective offices or positions below set opposite their names, and the below-named officers are authorized to execute the Purchase Agreement and the RPA and any other documents to be delivered by Lexmark thereunder, and the signatures below set opposite their names are their genuine signatures:


Name                      Office                Signature
----                      ------                ---------
Gary E. Morin             Vice President &
                          Chief Financial
                          Officer              --------------------------

------------------        Treasurer            --------------------------

David L. Goodnight        Controller           --------------------------

Richard A. Pelini         Assistant Treasurer  --------------------------

Michelle R. Cabbage       Treasury Financial
                          Analyst              --------------------------

Katherine C. Winebrenner  Cash Manager         --------------------------

                  WITNESS my hand and seal of Lexmark as of this ____ day of April, 1997.


                                             By:
                                                  -----------------------------
                                                   Vincent J. Cole
                                                   Vice President and Secretary



                  I,                 ,  the undersigned Treasurer of Lexmark, DO
                    -----------------
HEREBY CERTIFY that:

                  1. Vincent J. Cole is the duly elected and qualified Vice President and Secretary of Lexmark and the signature above is his genuine signature.

                  2. All of the terms, covenants, agreements and conditions of the Purchase Agreement and the RPA to be complied with and performed by Lexmark at or before the date hereof have been complied with and performed.

                  3.  The   representations  and  warranties  of  Lexmark,  in
whatever capacity, contained in the Purchase Agreement and the RPA are true and correct as if made on and as of the date hereof.

                  4. Lexmark has not filed or consented to the filing of any UCC-1 Financing Statement relating to the Receivables sold and to be sold pursuant to the Purchase Agreement and the RPA and, to the best of Lexmark's knowledge, no such Financing Statements have been filed other than Financing Statements naming (i) Lexmark as "debtor" and LRC as "secured party", (ii) LRC as "debtor" and Morgan Guaranty Trust Company of New York, as Administrative Agent, as "secured party", (iii) Lexmark as "debtor" and Morgan Guaranty Trust Company of New York, as Security Agent, as "secured party" and (iv) LRC as "debtor" and Morgan Guaranty Trust Company of New York, as Security Agent, as "secured party."

                  5. No Termination Event and no event which with the giving of notice or passage of time or both would constitute a Termination Event has occurred or is continuing.

                  Capitalized terms used herein and not otherwise defined shall have the meanings specified in the RPA.


                  WITNESS my hand this       day of April, 1997.
                                       -----



                                             By:
                                                  -----------------------
                                                  Treasurer

                         LEXMARK RECEIVABLES CORPORATION
                              OFFICERS' CERTIFICATE
                              ---------------------


                  I, Vincent J. Cole, the undersigned Vice President and Secretary of Lexmark Receivables Corporation, a Delaware corporation ("LRC"), DO HEREBY CERTIFY that:

                  6. Attached hereto as Annex A is a true and complete copy of the By-laws of LRC as in effect on the date hereof.

                  7. Attached hereto as Annex B is a true and complete copy of the resolutions duly adopted by the Board of Directors of LRC on March 24, 1997, authorizing the execution, delivery and performance of the Purchase Agreement, dated as of March 31, 1997 (the "Purchase Agreement"), by and between Lexmark International, Inc. ("Lexmark"), as Originator, and LRC, as Buyer, and the Receivables Purchase Agreement, dated as of March 31, 1997 (the "RPA"), by and among LRC, as Seller (the "Seller"), Morgan Guaranty Trust Company of New York, as Administrative Agent for the Owners, Lexmark, as Servicer and in its individual capacity, and Delaware Funding Corporation, as Buyer, and each of the other documents mentioned therein and approving the transactions contemplated thereunder, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect as of the date hereof.

                  8. The below-named persons are, on and as of the date hereof, officers or employees of LRC holding the respective offices or positions below set opposite their names, and the below-named officers are authorized to execute the Purchase Agreement and the RPA and any other documents to be delivered by LRC thereunder, and the signatures below set opposite their names are their genuine signatures:

Name                      Office                Signature
----                      ------                ---------
Gary E. Morin             Vice President &
                          Chief Financial
                          Officer              --------------------------

------------------        Treasurer            --------------------------

David L. Goodnight        Controller           --------------------------

Richard A. Pelini         Assistant Treasurer  --------------------------

Michelle R. Cabbage       Treasury Financial
                          Analyst              --------------------------

Katherine C. Winebrenner  Cash Manager         --------------------------

                  WITNESS  my hand and seal of LRC as of this      day of April,
                                                              ----
1997.


                                             By:
                                                  -----------------------------
                                                  Vincent J. Cole
                                                  Vice President and Secretary



                  I,                  ,  the  undersigned  Treasurer  of LRC, DO
                    ------------------
HEREBY CERTIFY that:

                  1. Vincent J. Cole is the duly elected and qualified Vice President and Secretary of LRC, and the signature above is his genuine signature.

                  2. All of the terms, covenants, agreements and conditions of the Purchase Agreement and the RPA to be complied with and performed by LRC at or before the date hereof have been complied with and performed.

                  3. The representations and warranties of LRC, in whatever capacity, contained in the Purchase Agreement and the RPA are true and correct as if made on and as of the date hereof.

                  4. LRC has not filed or consented to the filing of any UCC-1 Financing Statement relating to the Receivables sold and to be sold pursuant to the Purchase Agreement and the RPA and, to the best of LRC's knowledge, no such Financing Statements have been filed other than Financing Statements naming (i) Lexmark as "debtor" and LRC as "secured party", (ii) LRC as "debtor" and Morgan Guaranty Trust Company of New York, as Morgan Guaranty Trust Company of New York, as "secured party", (iii) Lexmark as "debtor" and Morgan Guaranty Trust Company of New York, as Security Agent, as "secured party" and (iv) LRC as "debtor" and Morgan Guaranty Trust Company of New York, as Security Agent, as "secured party."

                  5. No Termination Event and no event which with the giving of notice or passage of time or both would constitute a Termination Event has occurred or is continuing.

                  Capitalized terms used herein and not otherwise defined shall have the meanings specified in the RPA.


                  WITNESS my hand this       day of April, 1997.
                                       -----



                                             By:
                                                  -----------------------
                                                  Treasurer

                                                                       EXHIBIT J
                                                                       ---------
                                                                              to
                                                              Purchase Agreement



                      DESCRIPTION OF QUALIFYING RECEIVABLES
                      -------------------------------------


                  Each and every Receivable (as that term is defined in the Purchase Agreement to which this exhibit is attached), whether now existing or hereafter arising and wherever located, (a) arising in connection with the sale of goods or the rendering of services in the ordinary course of business by Lexmark International, Inc., or (b) arising in connection with the sale to IBM Credit Corporation or another similar institution providing credit to an Obligor (provided such institution, as an Obligor, satisfies any of the definitions of Group A Obligor, Group B Obligor, Group C Obligor or Group D Obligor) of the original indebtedness incurred by an Obligor to Lexmark International, Inc. in connection with such a sale of goods or the rendering of such services, the Obligor of which is either (i) a Person organized under the laws of the United States or any state thereof that maintains its principal place of business in the United States or (ii) a Government Obligor.

                                                                       EXHIBIT K
                                                                       ---------


                              OFFICER'S CERTIFICATE
                         OF LEXMARK INTERNATIONAL, INC.
                         ------------------------------

                  The undersigned, Gary E. Morin, does hereby certify on behalf of Lexmark International, Inc. (the "Company") in connection with the
                                            -------
Receivables   Purchase  Agreement,   dated  as  of  March  31,  1997  (the  "LRC
                                                                             ---
Agreement"),  among Lexmark  Receivables  Corporation  ("LRC"),  as Seller,  the
---------                                                ---
Company, as Servicer and in its individual capacity, Delaware Funding Corporation ("DFC"), and Morgan Guaranty Trust Company of New York, as
               ---
administrative  agent  (the  "Administrative  Agent"),  pursuant  to  which  LRC
                              ---------------------
transfers to the Administrative Agent (for the benefit of DFC and the other Owners under the LRC Agreement) all of its right, title and interest in the Purchased Interest (as defined in LRC Agreement) in the Receivables. LRC acquired the Receivables from the Company pursuant to the Purchase Agreement, dated as of March 31, 1997 (the "Purchase Agreement"; with the LRC Agreement,
                                  -------------------
the  "Documents")  between the Company and LRC;  that s/he is the duly  elected,
      ---------
qualified, and acting Vice President and Chief Financial Officer of the Company, and further that:

                  1. S/he has made such investigation, including discussions with responsible officers of the Company and its certified public accountants, as is necessary to enable him/her to deliver this Officer's Certificate.

                  2. Immediately prior to the transfer of the Receivables to LRC pursuant to the Purchase Agreement, the Company had good title and was the sole owner and holder of such Receivables, free and clear of any and all adverse claims, liens, pledges, offsets, defenses, counterclaims, charges, or security interests, of any nature, and had the full right and authority, subject to no interest or participation of, or agreement with, any other person, to transfer and assign the same.

                  3. On the date hereof, the Receivables are sold by the Company to LRC pursuant to the Purchase Agreement in exchange for cash and a capital contribution by the Company to LRC, which consideration has a fair market value equal to the fair market value of such Receivables. Certain of the cash was loaned by the Company to LRC pursuant to the Purchase Agreement, as evidenced by the Subordinated Note executed by LRC for the benefit of the Company. Subsequent to the date hereof, the Company is obligated to sell additional Receivables to LRC in certain circumstances, but LRC is required to pay cash for such additional Receivables, unless the Company agrees to make a loan to LRC, or agrees to contribute such additional Receivables to LRC as a capital contribution. The consideration received by the Company in return for such additional Receivables shall have a fair market value equal to the fair market value of such additional Receivables. Such additional Receivables are not sold by the Company to LRC with the intent (on the part of either the Company or

LRC) to mitigate losses on the Receivables previously sold by the Company to LRC. The proceeds of the Company's sale of such Receivables to LRC accrue strictly to the Company, and the Company's use of the proceeds is not restricted by LRC, the Administrative Agent or DFC.

                  4. The Company may cease selling Receivables to LRC on and after April 14, 1998, unless extended by the Company in its sole discretion, without incurring any penalty or loss. Neither the Company nor LRC will extend the term of the Purchase Agreement with the intent (on the part of either the Company or LRC) to mitigate losses on the Receivables previously sold by the Company to LRC.

                  5. The Company marks its records to indicate that the Receivables have been sold to LRC and that such Receivables have been transferred by LRC to the Administrative Agent (for the benefit of DFC and the other Owners under the LRC Agreement). The Company properly treats the transfer of Receivables to LRC as a sale for accounting purposes, and the independent certified public accountants for the Company concur in such treatment. For tax reporting purposes, and any applicable regulatory purposes, the Company properly treats such transfer in a manner consistent with the treatment for accounting purposes. The Obligors on the Receivables are not notified of the transfer of such Receivables to LRC or LRC's transfer to the Administrative Agent (for the benefit of DFC and the other Owners under the LRC Agreement). Any such notification would be time-consuming and expensive, would be confusing to Obligors, and would impair customer relations with Obligors. In transactions similar to those contemplated by the Documents involving the transfer of large numbers of receivables arising under short-term trade receivable contracts (including binding invoices), it is standard industry practice not to notify the Obligors of the transfer.

                  6.  The   obligation  of  the  Company  under  the  Purchase
Agreement to repurchase certain Receivables as to which there exists a breach of its representations and warranties, or which the Company, in breach of its duties, impairs or adversely affects, is of a type commonly found in comparable asset sale transactions. The repurchase price to be paid by the Company represents the return of the consideration LRC paid for the repurchased Receivable.

                  7. The obligation of the Company to indemnify LRC for the imposition of any transfer taxes arising upon the sale or contribution of the Receivables to LRC is of a type commonly found in comparable asset sale transactions. The Company does not expect that any transfer taxes will be imposed with respect to the sale or contribution of such Receivables. The obligation of the Company to indemnify the Buyer, the Administrative Agent, DFC and the other Owners under the LRC Agreement with respect to any claim asserted by an Obligor with respect to the Company's obligations under the Contracts are also of a type commonly found in comparable asset sale transactions.

                  8. The Company acts as servicer of the Receivables under the LRC Agreement. The terms of this servicing arrangement are of a type commonly found in servicing arrangements in other comparable asset sale transactions. The fees paid to the Servicer under the LRC Agreement constitute a fair and reasonable price for the obligations to be performed by the Servicer under the LRC Agreement. Payment of the Servicer's Compensation is not subordinate to amounts due DFC, the Administrative Agent or otherwise, and the Company is paid the full amount of the Servicer's Compensation and reimbursed for all of its out-of-pocket expenses.

                  9. The Company, as Servicer, is obligated under the LRC Agreement to service and administer the Receivables and to collect all payments due under the Receivables in accordance with (i) its customary and usual servicing procedures for servicing trade receivables comparable to the Receivables and (ii) its Credit and Collection Policy. Such a provision is commonly found in comparable asset sale transactions involving a third-party servicer.

                  10. LRC may borrow money from the Company pursuant to the Purchase Agreement from time to time to purchase Receivables from the Company. These loans are made on arm's-length terms that could be obtained from an unrelated third-party lender. These loans can be repaid from any funds available to LRC other than funds required to be used to make payments on the Purchased Interests, and funds required to be used to purchase additional Receivables. Any such loans will be fully repaid on a timely basis from funds other than funds received from the Company. To assure that LRC has adequate capital to meet such obligations on the date hereof, the Company has contributed cash and other assets in the amount of $9 million which is in excess of the amount determined to be adequate for such purposes using the factors set forth in Schedule A to this Certificate.

                  11. The Company is not obligated to pay, nor does it pay, any insurance premiums in connection with any Receivable or Contract, and the Company is not obligated to, and does not, reimburse any insurer for any losses such insurer suffers in connection with a Receivable or a Contract.

                  12. There are no other agreements to which LRC is a party relating to the Receivables, other than the Documents and the documents referred to therein.

                  13. The Company does not make any payments to LRC, the Administrative Agent or DFC in connection with the Receivables, except pursuant to the Documents.

                  14. The Company does not receive any payments with respect to the Receivables or the Contracts, except pursuant to the Documents.

                  15. The Company does not own or hold any Purchased Interest in the Receivables.

                  16. The Company does not control, is not controlled by, and is not under common control with, DFC or the Administrative Agent.

                  17. The formulae for calculating the yields on the Purchased Interest in the Receivables were agreed upon by the Company, the Administrative Agent and DFC based upon the then-current market rates for comparable interests in the Receivables. Neither the yields nor the rates of return on the Purchased Interest in the Receivables is based on the rate at which the Company could obtain a secured loan.

                  18. The Receivables are not interest-bearing.

                  19. The Company and LRC each intend the transfer of the Receivables by the Company to LRC pursuant to the Purchase Agreement, to be an absolute assignment, or a contribution to capital, as applicable, rather than a secured borrowing.

                  20. The Company does not transfer any Receivables with the intent to hinder, delay, or defraud any person or entity. The Company receives reasonably equivalent value in exchange for its transfer of Receivables.

                  21. As of the date hereof, (i) the Company is not insolvent nor does the Company expect to become insolvent, (ii) the Company does not engage in nor does it expect to engage in a business for which its remaining property represents an unreasonably small capitalization, (iii) the capitalization of the Company is adequate in light of its proposed business and purpose, and (iv) the Company is able to pay its debts as they mature, and does not intend to incur, or believe that it will incur, indebtedness that it will not be able to repay at its maturity.

                  All capitalized terms used herein and not otherwise defined herein shall have the same meaning herein as in the Opinion.

                  IN WITNESS WHEREOF, I have hereunto signed my name this     th
                                                                          ----
day of April, 1997.

                                            LEXMARK INTERNATIONAL, INC.


                                            By:
                                                ----------------------------
                                                Name:  Gary E. Morin
                                                Title: Vice President and Chief
                                                        Financial Officer

                                                                      SCHEDULE A


                        NET PURCHASE PRICE OF RECEIVABLES
                        ---------------------------------


A.       Face amount of new Receivables

B.       A x (12 month average Charge-off Ratio x 2.1)

C.       A - B

D.       A x Yield Rate x 60 days
             --------------------
                     360

             Yield Rate = LIBOR + .50%

E.       C - D

F.       A x 1.00% x 60 days
             ---------------
                     360

G.       E - F (Purchase Price of new Receivables)

                              OFFICER'S CERTIFICATE
                       OF LEXMARK RECEIVABLES CORPORATION
                       ----------------------------------

                  The undersigned, Gary E. Morin, does hereby certify on behalf of Lexmark Receivables Corporation (the "Company") in connection with the
                                             -------
Receivables   Purchase  Agreement,   dated  as  of  March  31,  1997  (the  "LRC
                                                                             ---
Agreement"), among the Company, as Seller, Lexmark International,  Inc. ("LII"),
---------
as Servicer and in its individual capacity, Delaware Funding Corporation ("DFC"), and Morgan Guaranty Trust Company of New York, as administrative agent
  ---
(the  "Administrative  Agent"),  pursuant to which the Company  transfers to the
       ---------------------
Administrative Agent, for the benefit of DFC and the other Owners under the LRC Agreement, all of its right, title and interest in the Purchased Interest (as defined in the LRC Agreement) in the Receivables. The Company acquired the Receivables from LII pursuant to the Purchase Agreement dated as of March 31, 1997 (the "Purchase Agreement") between LII and the Company; that s/he is the
           -------------------
duly elected, qualified, and acting President of the Company, and further that:

                  1. S/he has made such investigation, including discussions with responsible officers of the Company and its certified public accountants, as is necessary to enable him/her to deliver this Officer's Certificate.

                  2. On the date hereof, the Receivables are sold by LII to the Company in exchange for cash and capital contributions by LII to the Company, which consideration has a fair market value equal to the fair market value of such Receivables. Certain of the cash was loaned by LII to the Company pursuant to the Purchase Agreement, as evidenced by the Subordinated Note executed by the Company. Subsequent to the date hereof, LII is obligated to sell additional Receivables to the Company in certain circumstances, but the Company is required to pay cash for such additional Receivables, unless LII agrees to make loans to the Company, or agrees to contribute such additional Receivables to the Company as capital contributions. The consideration received by LII in return for such additional Receivables shall have a fair market value equal to the fair market value of such additional Receivables. Such additional Receivables are not sold by LII to the Company with the intent (on the part of LII or the Company) to mitigate losses on the Receivables previously sold by LII to the Company. The proceeds of LII's sale of such Receivables to the Company accrue strictly to LII, and LII's use of the proceeds is not restricted by the Company, the Administrative Agent or DFC.

                  3. LII may cease selling Receivables to the Company on and after April 14, 1998, unless such date is extended by LII in its sole discretion, without incurring any penalty or loss. Neither LII nor the Company will extend the term of the Purchase Agreement with the intent (on the part of either LII or the Company) to mitigate losses on the Receivables previously sold by LII to the Company.

                  4. On the date hereof, the Company sells the Purchased Interest in the Receivables to the Administrative Agent, for the benefit of DFC and the other Owners under the LRC Agreement, in return for cash in an aggregate amount equal to the fair market value of such Purchased Interest. The aggregate amount of such cash received by the Company, together with the undivided interest in Receivables retained by the Company, has a fair market value equal to the fair market value of the Receivables as of the date hereof.

                  5. The Company marks its records to indicate that the Receivables have been sold to the Company by LII and that the Purchased Interest has been transferred by the Company to the Administrative Agent, for the benefit of DFC and the other Owners under the LRC Agreement. The Company properly treats the transfer of Receivables to it as a sale for accounting purposes, and the independent certified public accountants for the Company concur in such treatment. For tax reporting purposes, and any applicable regulatory purposes, the Company properly treats such transfer in a manner consistent with the treatment for accounting purposes. The Obligors on the Receivables are not notified of the transfer of such Receivables to the Company or the Company's transfer to the Administrative Agent, for the benefit of DFC and the other Owners under the LRC Agreement. Any such notification would be time-consuming and expensive, would be confusing to Obligors, and would impair customer relations with Obligors. In transactions similar to those contemplated by the Documents involving the transfer of large numbers of receivables arising under trade receivable contracts (including binding invoices), it is standard industry practice not to notify the Obligors of the transfer.

                  6. The Company may borrow money from LII pursuant to the Purchase Agreement from time to time to purchase Receivables from LII. These loans are made on arm's-length terms that could be obtained from an unrelated third-party lender. These loans can be repaid from any funds available to the Company other than funds required to be used to make payments on the Purchased Interests, and funds required to be used to purchase additional Receivables. Any such loans will be fully repaid on a timely basis from funds other than funds received from LII. To assure that the Company has adequate capital to meet such obligations on the date hereof, LII has contributed cash and other assets in the amount of $9 million which is in excess of the amount determined to be adequate for such purposes using the factors set forth in Schedule A to this Certificate.

                  7. There are no other agreements to which the Company is a party relating to the Receivables, other than the Documents and the documents referred to therein.

                  8. The Company intends the transfers of the Receivables by LII to the Company pursuant to the Purchase Agreement, to be an absolute assignment, or a contribution to capital, as applicable, rather than a secured borrowing.

                  9. The Company does not transfer any Receivables with the intent to hinder, delay, or defraud any person or entity. The Company receives reasonably equivalent value in exchange for its transfer of Receivables.

                  10. The formulae for calculating the yields on the Purchased Interest in the Receivables were agreed upon by the Company, the Administrative Agent and DFC based upon the then-current market rates for comparable interests in the Receivables. Neither the yields nor the rates of return on the Purchased Interest in the Receivables is based on the rate at which the Company could obtain a secured loan.

                  11. As of the date hereof, (i) the Company is not insolvent nor does the Company expect to become insolvent, (ii) the Company does not engage in nor does it expect to engage in a business for which its remaining property represents an unreasonably small capitalization, (iii) the capitalization of the Company is adequate in light of its proposed business and purpose, and (iv) the Company is able to pay its debts as they mature, and does not intend to incur, or believe that it will incur, indebtedness that it will not be able to repay at its maturity.

                  All capitalized terms used herein and not otherwise defined herein shall have the same meaning herein as in the Opinion.

                  IN WITNESS WHEREOF, I have hereunto signed my name this     th
                                                                          ----
day of April, 1997.

                                            LEXMARK RECEIVABLES CORPORATION


                                            By:
                                                 --------------------------
                                                 Name:  Gary E. Morin
                                                 Title: President

                                                                      SCHEDULE A


                        NET PURCHASE PRICE OF RECEIVABLES
                        ---------------------------------


A.       Face amount of new Receivables

B.       A x (12 month average Charge-off Ratio x 2.1)

C.       A - B

D.       A x Yield Rate x 60 days
             --------------------
                     360

             Yield Rate = LIBOR + .50%

E.       C - D

F.       A x 1.00% x 60 days
             ---------------
                  360

G.       E - F (Purchase Price of new Receivables)

                                                                      Schedule 1
                                                                      ----------


                             SCHEDULE OF RECEIVABLES

                       [On file with Administrative Agent]